UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2538

Touchstone Investment Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100, Cincinnati, Ohio			45202
(Address of principal executive offices)			(Zip code)

Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(513) 878-4066

Date of fiscal year end:	9/30

Date of reporting period:	9/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2011

Annual Report

Touchstone Investment Trust

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Table of Contents

Page
Letter from the President	3

Management's Discussion of Fund Performance (Unaudited)	4-10

Tabular Presentation of Portfolios of Investments (Unaudited)	11

Statements of Assets and Liabilities	12-14

Statements of Operations	15-16

Statements of Changes in Net Assets	17-18

Financial Highlights	19-23

Notes to Financial Statements	24-33

Portfolios of Investments:

Touchstone Core Bond Fund	34-38

Touchstone High Yield Fund	39-42

Touchstone Institutional Money Market Fund	43-46

Touchstone Money Market Fund	47-50

Notes to Portfolios of Investments	51

Report of Independent Registered Public Accounting Firm	52

Other Items (Unaudited)	53-54

Management of the Trust (Unaudited)	55-57

Privacy Protection Policy	58

Letter from the President

Dear Shareholder,

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2011.

The U.S. economy has reported a flurry of mixed signals throughout the year. At the start of 2011, investors were notably upbeat about the prospects for the U.S. and global economy owing to resurgent economic growth and accommodative fiscal and monetary policies. However, market volatility once again increased in response to a series of unforeseen developments including widespread turmoil in the Middle East/North Africa, a horrific natural disaster in Japan and renewed concerns about European Sovereign debt, all of which altered the economic outlook and investment landscape. Housing values remain low and unemployment remains high, and other key issues impacting markets are whether we're headed for a double-dip recession, what can be done to avert one and whether the financial crisis in Europe can be contained. The debate over the extension of the federal debt ceiling also took its toll, when Standard and Poors downgraded the AAA rating for U.S. Treasuries.

Nonetheless, the nation's economy gained some much-needed strength in the third quarter, as the pace of growth nearly doubled compared to the previous three months — an encouraging sign that the recovery, although sluggish and painful, has not stalled. This doesn't diminish what we as a nation face, but it does suggest that there is more momentum than there seemed to be just a month or two ago and underscores that the primary recession risks are from external shocks.

Over the past twelve months high yield posted slight gains as the U.S. economic outlook stagnated. Broad investment grade fixed income posted modest gains, while the leader over the past year was U.S. Treasuries, particularly at the long-end of the curve. Treasuries were down during the nine months prior to the third quarter, but then surged as fears of the European crisis accelerated. Money market investors continued to face an environment of historically low yields and a relatively flat money market yield curve and, given that the Federal Reserve in its September 21, 2011 statement, committed to holding its federal funds rate target in a range of 0% to 0.25% until mid-2013, it appears that money market rates are likely to remain exceptionally low until then.

It is important to continue to focus on the long-term composition of your investment portfolio. As we examine where financial markets may be headed in the years to come, we continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional and focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market mutual funds to help keep your financial strategy on course.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific area of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Investment Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund's portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance and Market Overview

The return of the Touchstone Core Bond Fund was 4.80% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the Barclays Capital U.S. Aggregate Bond Index was 5.26% for the same period. Performance of the Fund was primarily driven by a lower and flatter yield curve and volatility in the Non-Treasury markets.

Interest rates fell and the yield curve flattened during the past year after an initial rise in rates in late 2010. This shift occurred as the economic outlook weakened through 2011 and sovereign concerns accelerated in the euro-zone. The Federal Reserve (the Fed) contributed to this drop in rates as it refined guidance by indicating it would keep short-term interest rates low for the next two years. In addition, near the end of the third quarter of 2011, the Fed announced the sale of short-term Treasuries and the subsequent purchase of long-term Treasuries in an effort to reduce (or keep) long-term rates low.

Portfolio Review

The change in interest rates contributed to the Fund's performance, with the largest impact coming from the holdings of 30-year Treasuries during the month of August, while the flattening of the yield curve had a negative impact on performance. Opportunistic use of TIPS (Treasury inflation protected securities) made a significant positive contribution over the year.

The market for Residential Mortgage-Backed Securities did better over the last year and the Fund's underweight position in this sector was negative for performance. Although the market for Commercial Mortgage Backed Securities did not fare as well, the security selection within this sector was a positive contributor to Fund performance. Corporate bonds underperformed as the market appetite for risk declined in mid 2011, reversing gains from the first quarter, and this also contributed to negative performance for the Fund. Although the allocation to High Yield was a positive factor for the year and the Fund continues to hold a position in High Yield, it was reduced in the first quarter given the high level of defaults built in to high yield prices and our outlook for modest economic growth.

Strategy and Outlook

We continue to believe fundamentals of the U.S. economy, although weaker during the quarter, are still supportive of modest economic growth. We believe this will support non-Treasury sectors going forward, but recent changes to the economic outlook and developments in the euro-zone have created additional volatility. Given our expectation of a very accommodating monetary policy and a modest economic recovery, we anticipate that short- and long-term interest rates are unlikely to change materially from current levels over the next several months and economic growth will continue throughout 2011-12, with inflation likely to remain low. On our part, we plan to position interest rate risk close to that of the benchmark. Near the end of the quarter TIPS exposure was added to the Fund to the long end of the interest rate curve where we

Management's Discussion of Fund Performance (Continued)

believe inflation expectations are too low. We continue to view the U.S. Treasury and government-related sectors (including Agencies) as relatively unattractive on a long-term basis.

A neutral position versus the benchmark will be maintained in investment grade Corporate Bonds given the large decrease in risk premium over the last year. A significant overweight to Commercial Mortgage-Backed Securities (CMBS) will be maintained to take advantage of the yield this sector offers and, where high-quality high yield is appropriate, maintain an overweight to this sector for current yield.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Core Bond Fund* and the Barclays Capital U.S. Aggregate Bond Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The Fund commenced operations on October 3, 1994.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Continued)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy and Process

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance and Market Overview

The total return of the Touchstone High Yield Fund was 2.43% for the year ended September 30, 2011, which was calculated excluding the maximum sales charge. The total return of the BofA Merrill Lynch High Yield Cash Pay Index was 1.36% for the same period.

Through the first three quarters of fiscal year 2011, the returns were reasonably good with modest principal return in addition to coupon income. However, during the fourth fiscal quarter of the period, spreads widened by nearly 300 basis points resulting in a quarterly total return of -6.2 percent. As a result of the Fund's higher quality bias as well as positive attribution from Security Selection and Sector Allocation, the Touchstone High Yield Bond Fund outperformed its benchmark.

Portfolio Review

In the fourth fiscal quarter of 2011, significant volatility arose resulting in U.S. and world equity markets suffering their worst losses since the 2008-09 financial crisis, while treasury yields fell to their lowest levels since that period. For many investors, the key issues impacting markets are whether the U.S. economy is headed for a "double dip" recession, what policymakers can do to avert one and whether the financial crisis in Europe can be contained. The contentious debate over the extension of the federal debt ceiling took its toll in early August, when Standard and Poor's downgraded the AAA rating for U.S. treasuries. Worries about a "double-dip" recession heightened, in turn, when consumer confidence indices plummeted to their lowest levels since the 2008-09 financial crisis. Increased concerns surrounding European sovereign risk only added to the worries. Although default rates currently remain very low, concerns surrounding a slowing economy and the future direction of default rates resulted in a material re-pricing of risk in the High Yield market. Spreads widened from +618 to +827 during the year as a result of significant capital being withdrawn from the High Yield Market. Not surprisingly, the lowest quality portion of the High Yield market performed particularly poorly with CCC-rated securities suffering a 12 percent principal loss.

The Touchstone High Yield Fund's defensive philosophy contributed materially to its outperformance. With limited exposure to CCC-rated securities, downside volatility compared favorably. Significant performance was also added from both security selection and sector allocation. With respect to security selection, material performance resulted from certain issuers benefitting from positive event risk, most notably Petrohawk Energy & Resources Ltd, which was acquired by BHP Billiton Ltd., and Insight Communications, which agreed to be acquired by Time Warner Cable Inc. Lack of exposure to certain volatile issuers, such as Cemex S.A.B. de C.V. and Clear Channel Communications, also contributed to performance. Performance was negatively impacted by an overweight allocation to Cenveo Corp. and Wind Acquisition, as well as an underweight allocation to Ford Motor Credit. With respect to sector allocation, the Fund benefitted from overweight allocations to some of the more stable sectors and underweight allocations to some of the more volatile sectors. Specifically, healthy weights in Master Limited Partnerships (MLPs) and Environmental, two of the better performing sectors, were key contributors to performance as was an underweight allocation to Banks & Thrifts, a very volatile sector. The Fund's underweight allocation to the retail sector detracted modestly from performance.

Management's Discussion of Fund Performance (Continued)

Strategy and Outlook

Amid the developments of the most recent quarter, we have been reassessing the investment landscape not only for the balance of this year, but also into 2012-2013. Our assessment is that the U.S. economy is not on the brink of recession. However, risks have increased and the outcome will be dictated by policy responses in the U.S. and Europe. The myriad of forces at play, which have been building throughout this year, could reach a climax soon depending on the outcome of U.S. budget deliberations and actions European policymakers take to halt financial contagion. The most likely outcome is an economy that will expand at a 1 - 2 percent rate in the second half of this year and into 2012. However, with the economy now at so-called "stall speed," we acknowledge there is heightened risk of recession down the road. A "double dip" is not our base case, mainly because several factors that in the past have been leading indicators of recession — notably a tightening of bank credit conditions and rising oil prices — are missing today. Furthermore, there are no significant imbalances in key sectors such as housing and autos, where levels of activity are abnormally low. The caveat is that there are also several risks that could tip the economy into negative territory. One is a major policy mistake, fiscal or monetary; the other is an external shock, possibly emanating from Europe.

With respect to U.S. economic policies, the main risk we foresee is that the two political parties may not reach agreement on a second round of deficit reduction that needs to be enacted by December 23. The newly formed Congressional "special committee" has begun deliberations to identify $1.5 trillion in deficit reduction measures over the next 10 years in addition to the nearly $1 trillion total agreed on in early August. If the committee fails to meet its mandate, or if Congress refuses to adopt its proposals, an array of prearranged cuts (mainly in discretionary spending) would kick in amounting to $1.2 trillion. The latter outcome would pose two threats to the economy. First, it would likely lead to a further loss of confidence on the part of consumers, businesses and investors. Second, it could result in "fiscal drag" in which government programs are being cut back at the same time the private sector is retrenching.

On the monetary front, the Federal Reserve has unveiled its latest program to bolster the economy, which has been dubbed "Operation Twist." The program entails the Federal Reserve (the Fed) purchasing $400 billion of intermediate to long-dated treasuries over nine months, which are to be funded through sales of a like amount of short-dated instruments. The objective is to support the economy by driving down long-term yields, which are considered to be critical for housing and business investment. Thus far, the unveiling has produced a significant reduction in long-term Treasury bond yields.

Our principal concern at the moment is the festering crisis in the eurozone. Conditions continue to deteriorate both on the economic and financial fronts with Europe now on the cusp of recession and strains in the banking system becoming more apparent. Thus far, policymakers have been unable to convince market participants that the crisis can be contained. As a result, government bond yields for Greece and Portugal have surged to record levels, while those for Italy and Spain are being contained by purchases of the European Central Bank (ECB). At the same time, share prices for European bank stocks have plummeted and are now back down to their lows of the 2008-09 financial crisis. This pricing pressure has spilled over to U.S. bank stocks and has been a major influence on the broader market, as well. The challenge European officials face is to prepare the way for an orderly default of Greek debt that does not produce a run on European banks. To do so, it is widely acknowledged that the respective governments will have to recapitalize European banks and the temporary bailout facility — the European Financial Stability Facility (ESFS) — will have to be augmented to handle potential problems in Italy and Spain. The 17-member countries currently are ratifying the proposal to increase the size of the ESFS to 440 billion euros (nearly $600 billion equivalent), and several plans are being formulated to leverage the resources of this facility. Our take is that these initiatives are necessary to reassure investors and to keep the financial crisis from spreading. But we also acknowledge they may not be sufficient; indeed, the fundamental challenge confronting the eurozone is the need to convert what currently

Management's Discussion of Fund Performance (Continued)

is a monetary union into a full-fledged fiscal union. Needless to say, this transition will not occur quickly and, therefore, the eurozone faces a series of challenges ahead.

While our expectation for the U.S. economy is one of tepid growth, the fundamental outlook for High Yield is somewhat encouraging. Default rates remain low and will likely continue to decrease, at least in the short run. Corporate earnings remain strong, corporate balance sheets are healthy and near term debt maturities have been significantly reduced. Additionally, valuations in High Yield are very attractive and appear to be discounting a default rate in excess of 6 percent, considerably higher than current projections. Prospects for High Yield appear particularly favorable when compared to alternatives, even against equities on a risk adjusted basis.

The strength of the Fund's High Yield strategy has historically been fundamental credit analysis with particular emphasis on avoiding problem credits. We believe this will continue to add value as negative credit events may have a material impact on returns in this challenging investment environment. We believe this core competency will provide considerable value to the Fund's shareholders. We will continue to construct the Fund to exhibit less volatility than the broad market and deliver attractive risk adjusted returns. It is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that we believe will outperform over the long-term.

Management's Discussion of Fund Performance (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone High Yield Fund* and the BofA Merrill Lynch High Yield Cash Pay Index

*  The chart above represents performance for Class A shares only, which will vary from the performance of Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

**  The average annual total returns shown above are adjusted for maximum applicable sales charges.

***  Class A, Class C and Class Y shares commenced operations on May 1, 2000, May 23, 2000 and February 1, 2007, respectively. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (February 1, 2007), which is the same as the performance for Class A shares through February 1, 2007. The return has been restated for sales charges and for fees applicable to Class Y shares.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Portfolios of Investments (Unaudited)

September 30, 2011

The illustrations below provide each Fund's credit quality allocation and portfolio allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

Touchstone Core Bond Fund

Credit Quality	(% of Investment Securities)
U.S. Treasury	28.5%
U.S. Agency	11.0
AAA/Aaa	18.9
AA/Aa	2.3
A/A	7.7
BBB/Baa	13.9
BB/Ba	3.5
B/B	8.5
CCC/Caa	4.5
CC/Ca	0.9
C or Lower	0.3
Total	100.0%

Touchstone High Yield Fund

Credit Quality	(% of Investment Securities)
BBB/Baa	1.7%
BB/Ba	28.5
B/B	65.6
CCC/Caa	4.5
NR	0.1
Cash Equivalents	(0.4)
Total	100.0%

Touchstone Institutional Money Market Fund

Credit Quality	(% of Investment Securities)
A-1/P-1/F-1	80.4%
Agency	15.2
FW1 (NR)*	4.4
100.0%
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	57.8%
U.S. Government Agency Securities	15.2
Corporate Bonds/Commercial Paper	13.7
Municipal Bonds	8.5
Repurchase Agreements	4.6
Other Assets/Liabilities (Net)	0.2
Total	100.0%

Touchstone Money Market Fund

Credit Quality	(% of Investment Securities)
A-1/P-1/F-1	81.8%
Agency	13.1
FW1 (NR)*	5.1
100.0%
Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	62.1%
U.S. Government Agency Securities	13.1
Corporate Bonds/Commercial Paper	13.0
Municipal Bonds	9.5
Repurchase Agreements	1.9
Certificates of Deposit	0.3
Other Assets/Liabilities (Net)	0.1
Total	100.0%

*  Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

Statements of Assets and Liabilities

September 30, 2011

	Touchstone Core Bond Fund	Touchstone High Yield Fund
Assets
Investment securities:
At cost	$48,760,872	$180,408,878
Affiliated securities, at fair value	460,001	—
Non-affiliated securities, at fair value	48,433,044	170,150,587
At fair value (A)	$48,893,045	$170,150,587
Cash	7,074	—
Dividends and interest receivable	441,063	4,097,425
Receivable for capital shares sold	145	510,607
Receivable for securities sold	—	536,422
Receivable for securities lending income	82	1,463
Receivable from Advisor	1,137	—
Tax reclaims receivable	652	—
Other assets	15,421	57,406
Total Assets	49,358,619	175,353,910
Liabilities
Bank overdrafts	—	1,138,034
Payable upon return of securities loaned	51,538	3,129,652
Payable for capital shares redeemed	67,531	180,042
Payable for professional services	23,838	33,390
Payable for shareholder reporting fees	6,327	11,277
Payable for pricing fees	5,751	5,511
Payable to Custodian	4,883	5,520
Payable to Advisor	—	63,134
Payable to other affiliates	24,623	62,049
Payable to Trustees	2,495	2,495
Other accrued expenses and liabilities	5,680	10,714
Total Liabilities	192,666	4,641,818
Net Assets	$49,165,953	$170,712,092
Net Assets Consist of:
Paid-in capital	$49,058,628	$188,109,638
Accumulated net investment loss	(14,644)	—
Accumulated net realized losses on investments	(10,204)	(7,139,255)
Net unrealized appreciation (depreciation) on investments	132,173	(10,258,291)
Net Assets	$49,165,953	$170,712,092
Pricing of Class A Shares
Net assets attributable to Class A shares	$41,663,276	$111,887,840
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,984,131	13,756,830
Net asset value and redemption price per share	$10.46	$8.13
Maximum offering price per share	$10.98	$8.54
Pricing of Class C Shares
Net assets attributable to Class C shares	$7,502,677	$23,484,848
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	764,371	2,892,105
Net asset value, offering price and redemption price per share*	$9.82	$8.12

Statements of Assets and Liabilities (Continued)

	Touchstone Core Bond Fund	Touchstone High Yield Fund
Pricing of Class Y Shares
Net assets attributable to Class Y shares	$—	$35,339,404
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	4,256,904
Net asset value, offering price and redemption price per share	$—	$8.30

(A)	Includes fair value of securities on loan of:	$49,009	$2,973,760

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

Statements of Assets and Liabilities (Continued)

	Touchstone Institutional Money Market Fund	Touchstone Money Market Fund
Assets
Securities, at amortized cost	$376,889,784	$245,840,063
Cash	65,514	82,000
Dividends and interest receivable	744,673	467,425
Receivable from Advisor	—	47,315
Other assets	25,921	15,660
Total Assets	377,725,892	246,452,463
Liabilities
Dividends payable	35,827	2,050
Payable for securities purchased	—	269,530
Payable for professional services	46,995	36,586
Payable for shareholder reporting fees	2,417	14,417
Payable for pricing fees	4,630	5,648
Payable to Custodian	2,905	5,273
Payable to Advisor	51,079	—
Payable to other affiliates	2,296	125,723
Payable to Trustees	2,495	2,495
Other accrued expenses and liabilities	5,714	15,928
Total Liabilities	154,358	477,650
Net Assets	$377,571,534	$245,974,813
Net Assets Consist of:
Paid-in capital	$377,604,271	$245,971,770
Accumulated net realized gains (losses) on investments	(32,737)	3,043
Net Assets	$377,571,534	$245,974,813
Pricing of Class A Shares
Net assets attributable to Class A shares	$377,571,534	$38,101,242
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	377,597,790	38,132,209
Net asset value, offering price and redemption price per share	$1.00	$1.00
Pricing of Class S Shares
Net assets attributable to Class S shares	$—	$207,873,571
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	207,871,297
Net asset value, offering price and redemption price per share	$—	$1.00

See accompanying notes to financial statements.

Statements of Operations

For the Year Ended September 30, 2011

	Touchstone Core Bond Fund	Touchstone High Yield Fund
Investment Income
Dividends from affiliated securities	$3,229	$5,634
Dividends from non-affiliated securities	3,803	85,745
Interest	2,255,158	14,862,884
Income from securities loaned	194	6,475
Total Investment Income	2,262,384	14,960,738
Dividends and interest receivable
Investment advisory fees	240,626	918,683
Distribution expenses, Class A	102,899	305,478
Distribution expenses, Class C	69,658	256,695
Administration fees	96,252	347,477
Transfer Agent fees, Class A	34,027	65,828
Transfer Agent fees, Class C	8,236	17,241
Transfer Agent fees, Class Y	—	17,590
Professional fees	22,819	44,861
Postage and supplies	20,108	28,585
Registration fees, Class A	24,249	50,179
Registration fees, Class C	20,740	34,720
Registration fees, Class Y	—	18,281
Reports to shareholders, Class A	10,621	22,030
Reports to shareholders, Class C	10,700	13,174
Reports to shareholders, Class Y	—	11,656
Networking fees, Class A	1,539	25,144
Networking fees, Class C	1,715	14,363
Networking fees, Class Y	—	541
Custodian fees	3,207	17,321
Trustees' fees and expenses	8,745	8,781
Compliance fees and expenses	2,684	2,751
Other expenses	16,726	16,818
Total Expenses	695,551	2,238,197
Fees waived by the Administrator	(96,252)	(285,596)
Fees waived and/or expenses reimbursed by the Advisor	(114,035)	—
Net Expenses	485,264	1,952,601
Net Investment Income	1,777,120	13,008,137
Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	763,561	4,512,365
Net change in unrealized appreciation/depreciation on investments	(460,582)	(15,005,528)
Net Realized and Unrealized Gains (Losses) on Investments	302,979	(10,493,163)
Change in Net Assets Resulting from Operations	$2,080,099	$2,514,974

See accompanying notes to financial statements.

Statements of Operations (Continued)

	Touchstone Institutional Money Market Fund	Touchstone Money Market Fund
Investment Income
Interest	$1,445,928	$1,056,820
Expenses
Investment advisory fees	734,260	1,076,818
Distribution expenses, Class A	—	139,538
Distribution expenses, Class S	—	660,960
Administration fees	627,408	489,201
Transfer Agent fees, Class A	3,486	69,438
Transfer Agent fees, Class S	—	293,722
Professional fees	63,057	42,650
Postage and supplies	—	31,882
Registration fees, Class A	76,482	41,458
Registration fees, Class S	—	11,917
Reports to shareholders, Class A	11,188	4,932
Reports to shareholders, Class S	—	27,129
Networking fees, Class A	1,598	4,111
Custodian fees	1,955	—
Trustees' fees and expenses	8,884	9,195
Compliance fees and expenses	—	6,525
Other expenses	6,529	1,178
Total Expenses	1,534,847	2,910,654
Fees waived by the Administrator	(627,408)	(489,201)
Fees waived and/or expenses reimbursed by the Advisor	(173,244)	(1,389,102)
Net Expenses	734,195	1,032,351
Net Investment Income	711,733	24,469
Net Realized Gains on Investments	6,163	3,945
Change in Net Assets Resulting from Operations	$717,896	$28,414

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Touchstone Core Bond Fund		Touchstone High Yield Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$1,777,120	$1,746,851	$13,008,137	$9,441,218
Net realized gains from security transactions	763,561	1,530,983	4,512,365	1,192,850
Net change in unrealized appreciation/depreciation on investments	(460,582)	1,550,786	(15,005,528)	4,722,650
Change in Net Assets Resulting from Operations	2,080,099	4,828,620	2,514,974	15,356,718
Distributions to Shareholders
From net investment income, Class A	(1,714,564)	(1,594,643)	(9,770,251)	(7,149,020)
From net investment income, Class B*	—	—	—	(110,126)
From net investment income, Class C	(254,020)	(272,488)	(1,866,029)	(1,760,653)
From net investment income, Class Y	—	—	(2,180,405)	(584,724)
Decrease in Net Assets from Distributions to Shareholders	(1,968,584)	(1,867,131)	(13,816,685)	(9,604,523)
From Capital Share Transactions
Class A
Proceeds from shares sold	10,255,229	12,397,614	69,204,639	107,056,303
Reinvested distributions	1,617,048	1,330,617	5,502,150	4,203,795
Payments for shares redeemed	(14,450,156)	(8,216,619)	(69,580,344)	(61,602,429)
Change in Net Assets from Class A Share Transactions	(2,577,879)	5,511,612	5,126,445	49,657,669
Class B*
Proceeds from shares sold	—	—	—	10,067
Reinvested distributions	—	—	—	90,874
Payments for shares redeemed	—	—	—	(4,709,401)
Change in Net Assets from Class B Share Transactions	—	—	—	(4,608,460)
Class C
Proceeds from shares sold	2,209,093	4,307,622	10,335,202	10,547,647
Reinvested distributions	197,282	164,994	1,204,771	793,447
Payments for shares redeemed	(3,430,554)	(2,252,558)	(10,993,678)	(6,391,290)
Change in Net Assets from Class C Share Transactions	(1,024,179)	2,220,058	546,295	4,949,804
Class Y
Proceeds from shares sold	—	—	70,046,063	9,022,960
Reinvested distributions	—	—	1,370,585	221,823
Payments for shares redeemed	—	—	(41,422,493)	(4,106,548)
Change in Net Assets from Class Y Share Transactions	—	—	29,994,155	5,138,235
Total Change in Net Assets	(3,490,543)	10,693,159	24,365,184	60,889,443
Net Assets
Beginning of period	52,656,496	41,963,337	146,346,908	85,457,465
End of period	$49,165,953	$52,656,496	$170,712,092	$146,346,908
Accumulated Net Investment Loss	$(14,644)	$(39,641)	$—	$(169,564)

*  Class B closed on January 27, 2010.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Touchstone Institutional Money Market Fund		Touchstone Money Market Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations
Net investment income	$711,733	$1,200,428	$24,469	$25,605
Net realized gains from security transactions	6,163	1,293	3,945	1,073
Change in Net Assets Resulting from Operations	717,896	1,201,721	28,414	26,678
Distributions to Shareholders
From net investment income, Class A	(711,733)	(1,200,428)	(5,579)	(8,610)
From net investment income, Class S	—	—	(18,890)	(16,995)
Decrease in Net Assets from Distributions to Shareholders	(711,733)	(1,200,428)	(24,469)	(25,605)
From Capital Share Transactions
Class A
Proceeds from shares sold	3,834,051,466	3,120,718,873	52,155,181	52,092,217
Reinvested distributions	750,485	1,085,148	5,791	7,741
Payments for shares redeemed	(3,757,092,914)	(3,275,956,591)	(86,779,486)	(94,488,339)
Change in Net Assets from Class A Share Transactions	77,709,037	(154,152,570)	(34,618,514)	(42,388,381)
Class S
Proceeds from shares sold	—	—	238,037,016	216,735,694
Reinvested distributions	—	—	18,585	15,563
Payments for shares redeemed	—	—	(213,387,520)	(216,877,279)
Change in Net Assets from Class S Share Transactions	—	—	24,668,081	(126,022)
Total Change in Net Assets	77,715,200	(154,151,277)	(9,946,488)	(42,513,330)
Net Assets
Beginning of period	299,856,334	454,007,611	255,921,301	298,434,631
End of period	$377,571,534	$299,856,334	$245,974,813	$255,921,301
Accumulated Net Investment Income (Loss)	$—	$—	$—	$—

See accompanying notes to financial statements.

Financial Highlights

Touchstone Core Bond Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.41	$9.76	$9.01	$9.67	$9.66
Income (loss) from investment operations:
Net investment income	0.39	0.39	0.41	0.46	0.43
Net realized and unrealized gains (losses) on investments	0.10	0.67	0.80	(0.66)	0.01
Total from investment operations	0.49	1.06	1.21	(0.20)	0.44
Less distributions:
Dividends from net investment income	(0.44)	(0.41)	(0.46)	(0.46)	(0.43)
Net asset value at end of period	$10.46	$10.41	$9.76	$9.01	$9.67
Total return (A)	4.80%	11.10%	13.92%	(2.19%)	4.66%
Net assets at end of period (000's)	$41,663	$44,107	$36,096	$46,713	$56,735
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	1.28%	1.28%	1.21%	1.23%	1.29%
Ratio of net investment income to average net assets	3.80%	3.91%	4.58%	4.77%	4.39%
Portfolio turnover rate	319%	370%	277%	184%	293%

Touchstone Core Bond Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.80	$9.21	$8.53	$9.18	$9.19
Income (loss) from investment operations:
Net investment income	0.30	0.31	0.34	0.36	0.34
Net realized and unrealized gains (losses) on investments	0.08	0.62	0.73	(0.62)	0.01
Total from investment operations	0.38	0.93	1.07	(0.26)	0.35
Less distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.39)	(0.39)	(0.36)
Net asset value at end of period	$9.82	$9.80	$9.21	$8.53	$9.18
Total return (A)	4.01%	10.32%	13.07%	(2.93%)	3.87%
Net assets at end of period (000's)	$7,503	$8,550	$5,867	$3,255	$2,036
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets	2.44%	2.09%	2.10%	2.27%	2.57%
Ratio of net investment income to average net assets	3.04%	3.15%	3.81%	4.03%	3.65%
Portfolio turnover rate	319%	370%	277%	184%	293%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone High Yield Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.60	$8.19	$7.85	$9.17	$9.31
Income (loss) from investment operations:
Net investment income	0.66	0.75	0.73	0.74	0.67
Net realized and unrealized gains (losses) on investments	(0.43)	0.42	0.34	(1.28)	(0.06)
Total from investment operations	0.23	1.17	1.07	(0.54)	0.61
Less distributions:
Dividends from net investment income	(0.70)	(0.76)	(0.73)	(0.74)	(0.67)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.70)	(0.76)	(0.73)	(0.78)	(0.75)
Net asset value at end of period	$8.13	$8.60	$8.19	$7.85	$9.17
Total return (A)	2.43%	14.90%	16.06%	(6.33%)	6.69%
Net assets at end of period (000's)	$111,888	$113,453	$59,392	$57,020	$83,996
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets	1.18%	1.20%	1.38%	1.26%	1.31%
Ratio of net investment income to average net assets	7.59%	8.95%	10.58%	8.31%	7.17%
Portfolio turnover rate	62%	47%	60%	28%	37%

Touchstone High Yield Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.59	$8.18	$7.84	$9.16	$9.31
Income (loss) from investment operations:
Net investment income	0.60	0.69	0.65	0.68	0.61
Net realized and unrealized gains (losses) on investments	(0.44)	0.41	0.37	(1.29)	(0.08)
Total from investment operations	0.16	1.10	1.02	(0.61)	0.53
Less distributions:
Dividends from net investment income	(0.63)	(0.69)	(0.68)	(0.67)	(0.60)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.63)	(0.69)	(0.68)	(0.71)	(0.68)
Net asset value at end of period	$8.12	$8.59	$8.18	$7.84	$9.16
Total return (A)	1.67%	14.01%	15.24%	(7.03%)	5.81%
Net assets at end of period (000's)	$23,485	$24,412	$18,423	$4,569	$7,218
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of gross expenses to average net assets	2.11%	1.97%	2.11%	2.20%	2.17%
Ratio of net investment income to average net assets	6.83%	8.26%	9.46%	7.54%	6.41%
Portfolio turnover rate	62%	47%	60%	28%	37%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone High Yield Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$8.77	$8.34	$7.86	$9.18	$9.43
Income (loss) from investment operations:
Net investment income	0.68	0.75	0.66	0.75	0.50
Net realized and unrealized gains (losses) on investments	(0.43)	0.46	0.50	(1.27)	(0.31)
Total from investment operations	0.25	1.21	1.16	(0.52)	0.19
Less distributions:
Dividends from net investment income	(0.72)	(0.78)	(0.68)	(0.76)	(0.44)
Distributions from net realized gains	—	—	—	(0.04)	—
Total distributions	(0.72)	(0.78)	(0.68)	(0.80)	(0.44)
Net asset value at end of period	$8.30	$8.77	$8.34	$7.86	$9.18
Total return	2.63%	15.16%	16.92%	(6.07%)	2.09	% (B)
Net assets at end of period (000's)	$35,339	$8,482	$3,130	$866	$473
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80	% (C)
Ratio of gross expenses to average net assets	0.97%	0.96%	1.36%	1.27%	1.14	% (C)
Ratio of net investment income to average net assets	7.64%	9.33%	9.95%	8.74%	7.49	% (C)
Portfolio turnover rate	62%	47%	60%	28%	37	% (B)

(A)  Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Institutional Money Market Fund

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.002		0.003		0.017		0.038		0.052
Net realized gains (losses) on investments	0.000	(A)	0.000	(A)	(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.002		0.003		0.017		0.038		0.052
Less distributions:
Dividends from net investment income	(0.002)		(0.003)		(0.017)		(0.038)		(0.052)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.20%		0.33%		1.76%		3.87%		5.32%
Net assets at end of period (000's)	$377,572		$299,856		$454,008		$461,494		$217,618
Ratio of net expenses to average net assets	0.20%		0.20%		0.27	% (B)	0.20%		0.20%
Ratio of gross expenses to average net assets	0.42%		0.42%		0.48%		0.42%		0.41%
Ratio of net investment income to average net assets	0.19%		0.34%		1.57%		3.66%		5.20%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.20%.

See accompanying notes to financial statements.

Financial Highlights (Continued)

Touchstone Money Market Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.013		0.033		0.046
Net realized gains (losses) on investments	0.000	(A)	—		0.000	(A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.000	(A)	0.000	(A)	0.013		0.033		0.046
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.013)		(0.033)		(0.046)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		1.32%		3.36%		4.70%
Net assets at end of period (000's)	$38,101		$72,719		$115,107		$74,873		$62,748
Ratio of net expenses to average net assets	0.44%		0.55%		0.89	% (B)	0.85%		0.85%
Ratio of gross expenses to average net assets	1.14%		1.13%		1.12%		1.16%		1.21%
Ratio of net investment income to average net assets	0.01%		0.01%		1.16%		3.28%		4.62%

Touchstone Money Market Fund — Class S

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010		2009		2008		2007
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	0.000	(A)	0.000	(A)	0.011		0.030		0.043
Net realized gains (losses) on investments	0.000	(A)	—		(0.000	) (A)	(0.000	) (A)	(0.000	) (A)
Total from investment operations	0.000	(A)	0.000	(A)	0.011		0.030		0.043
Less distributions:
Dividends from net investment income	(0.000	) (A)	(0.000	) (A)	(0.011)		(0.030)		(0.043)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		1.05%		3.05%		4.39%
Net assets at end of period (000's)	$207,874		$183,203		$183,328		$185,995		$151,053
Ratio of net expenses to average net assets	0.42%		0.54%		1.17	% (B)	1.15%		1.15%
Ratio of gross expenses to average net assets	1.20%		1.32%		1.45%		1.47%		1.44%
Ratio of net investment income to average net assets	0.01%		0.01%		1.07%		2.99%		4.31%

(A)  Amount rounds to less than $0.0005.

(B)  Absent money market insurance, the ratio of net expenses to average net assets would have been 0.85% and 1.12% for Class A and Class S, respectively.

See accompanying notes to financial statements.

Notes to Financial Statements

September 30, 2011

1. Organization

The Touchstone Investment Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Trust consists of the following four funds, individually, a "Fund", and collectively, the "Funds":

Touchstone Core Bond Fund ("Core Bond Fund")
Touchstone High Yield Fund ("High Yield Fund")
Touchstone Institutional Money Market Fund ("Institutional Money Market Fund")
Touchstone Money Market Fund ("Money Market Fund")

Each Fund is an open-end, diversified, management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Funds are registered to offer different classes of shares: Class A shares, Class C shares, Class S shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2011, for each Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any Level 3 categorized securities during the year ended or as of September 30, 2011.

During the year ended September 30, 2011, there were no significant transfers between Levels 1 and 2.

Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity

Notes to Financial Statements (Continued)

of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. Securities for which market quotations are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds and are categorized in Level 1.

New accounting pronouncements — In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)." ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicle.

As of September 30, 2011, the following Funds loaned securities and received collateral as follows:

Fund	Fair Value of Securities Loaned	Value of Collateral Received
Core Bond Fund	$49,009	$51,538
High Yield Fund	$2,973,760	$3,129,652

All collateral received as cash is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loaned securities are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest.

Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Repurchase agreements — Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Notes to Financial Statements (Continued)

Share valuation — The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund and Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount ("OID") and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

Distributions to shareholders — The Core Bond Fund and High Yield Fund declare and distribute net investment income monthly as a dividend to shareholders. The Institutional Money Market Fund and Money Market Fund declare distributions from net investment income on a daily basis and distribute as a dividend to shareholders on a monthly basis. Any net realized capital gains on sales of securities for each Fund are distributed to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2011:

	Core Bond Fund	High Yield Fund
Purchases of investment securities	$7,555,225	$131,744,464
Proceeds from sales and maturities	$12,636,748	$103,968,900

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan") the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company ("Western-Southern").

MANAGEMENT & EXPENSE LIMITATIONS AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Core Bond Fund	0.50% on the first $100 million 0.45% on the next $100 million 0.40% on the next $100 million 0.35% of such assets in excess of $300 million

High Yield Fund	0.60% on the first $50 million 0.50% on the next $250 million 0.45% of such assets in excess of $300 million

Institutional Money Market Fund	0.20%

Money Market Fund	0.50% on the first $50 million 0.45% on the next $100 million 0.40% on the next $100 million 0.375% of such assets in excess of $250 million

Fort Washington Investment Advisors, Inc. ("Sub-Advisor") has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western-Southern. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

The Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees, administration fees and reimburse expenses in order to maintain expense limitations for the Funds as follows until at least January 27, 2012:

Core Bond Fund — Class A	0.90%
Core Bond Fund — Class C	1.65%
High Yield Fund — Class A	1.05%
High Yield Fund — Class C	1.80%
High Yield Fund — Class Y	0.80%
Institutional Money Market Fund	0.20%
Money Market Fund — Class A	0.85%
Money Market Fund — Class S	0.90%

Notes to Financial Statements (Continued)

During the year ended September 30, 2011, the Advisor waived investment advisory fees and administration fees and/or reimbursed expenses of the Funds as follows:

	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed
Core Bond Fund	$—	$96,252	$114,035
High Yield Fund	$—	$285,596	$—
Institutional Money Market Fund	$173,244	$627,408	$—
Money Market Fund	$588,604	$489,201	$800,498

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund's average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2011, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

Amount
Core Bond Fund	$10,374
High Yield Fund	$39,552
Institutional Money Market Fund	$1,131
Money Market Fund	$302,232

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual

Notes to Financial Statements (Continued)

fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund and High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.35% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, the Fund did not incur any expenses under the plan during the year ended September 30, 2011.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $6,143 and $58,065 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, during the year ended September 30, 2011. In addition, the Underwriter collected $191 and $13,720 of contingent deferred sales charges on the redemption of Class C shares of the Core Bond Fund and High Yield Fund, respectively, during the year ended September 30, 2011.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives an annual fee from each Fund.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund may each invest in the Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Institutional Money Market Fund that will not be waived or reimbursed. As of September 30, 2011, approximately 47% of the outstanding shares of the Institutional Money Market Fund were collectively owned by other funds in the Touchstone Funds complex.

A summary of each Fund's investment, as applicable, in the Institutional Money Market Fund for the year ended September 30, 2011, is as follows:

	Share Activity
	Balance 09/30/10	Purchases	Sales	Balance 09/30/11	Dividends	Value 09/30/11
Core Bond Fund	2,281,430	59,631,488	(61,452,917)	460,001	$3,229	$460,001
High Yield Fund	1,937,551	95,341,893	(97,279,444)	—	$5,634	$—

Notes to Financial Statements (Continued)

5. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Core Bond Fund		High Yield Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	984,726	1,220,957	7,871,864	12,743,130
Shares reinvested	156,472	132,500	632,520	503,829
Shares redeemed	(1,393,587)	(815,280)	(7,934,784)	(7,309,647)
Change in shares outstanding	(252,389)	538,177	569,600	5,937,312
Shares outstanding, beginning of period	4,236,520	3,698,343	13,187,230	7,249,918
Shares outstanding, end of period	3,984,131	4,236,520	13,756,830	13,187,230
Class B*
Shares issued	—	—	—	—
Shares reinvested	—	—	—	10,967
Shares redeemed	—	—	—	(563,047)
Change in shares outstanding	—	—	—	(552,080)
Shares outstanding, beginning of period	—	—	—	552,080
Shares outstanding, end of period	—	—	—	—
Class C
Shares issued	225,382	455,595	1,181,654	1,255,821
Shares reinvested	20,304	17,414	138,865	95,277
Shares redeemed	(353,865)	(237,463)	(1,269,861)	(762,309)
Change in shares outstanding	(108,179)	235,546	50,658	588,789
Shares outstanding, beginning of period	872,550	637,004	2,841,447	2,252,658
Shares outstanding, end of period	764,371	872,550	2,892,105	2,841,447
Class Y
Shares issued	—	—	7,870,423	1,045,343
Shares reinvested	—	—	154,912	26,138
Shares redeemed	—	—	(4,736,134)	(479,145)
Change in shares outstanding	—	—	3,289,201	592,336
Shares outstanding, beginning of period	—	—	967,703	375,367
Shares outstanding, end of period	—	—	4,256,904	967,703

*  Class B closed on January 27, 2010.

Notes to Financial Statements (Continued)

	Institutional Money Market Fund		Money Market Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Class A
Shares issued	3,834,051,393	3,120,719,020	52,155,167	52,092,209
Shares reinvested	750,485	1,085,148	5,791	7,741
Shares redeemed	(3,757,092,888)	(3,275,956,786)	(86,779,488)	(94,488,340)
Change in shares outstanding	77,708,990	(154,152,618)	(34,618,530)	(42,388,390)
Shares outstanding, beginning of period	299,888,800	454,041,418	72,750,739	115,139,129
Shares outstanding, end of period	377,597,790	299,888,800	38,132,209	72,750,739
Class S
Shares issued	—	—	238,037,016	216,735,694
Shares reinvested	—	—	18,585	15,563
Shares redeemed	—	—	(213,387,520)	(216,877,279)
Change in shares outstanding	—	—	24,668,081	(126,022)
Shares outstanding, beginning of period	—	—	183,203,216	183,329,238
Shares outstanding, end of period	—	—	207,871,297	183,203,216

6. Federal Tax Information

Federal income tax — It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2011 and 2010 was as follows:

	Core Bond Fund		High Yield Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$1,968,584	$1,867,131	$13,816,685	$9,604,523
	Institutional Money Market Fund		Money Market Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
From ordinary income	$711,733	$1,200,428	$24,469	$25,605

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of September 30, 2011:

	Core Bond Fund	High Yield Fund	Institutional Money Market Fund	Money Market Fund
Tax cost of portfolio investments	$48,778,079	$180,501,608	$376,889,784	$245,840,063
Gross unrealized appreciation	2,002,298	942,842	—	—
Gross unrealized depreciation	(1,887,332)	(11,293,863)	—	—
Net unrealized appreciation (depreciation)	114,966	(10,351,021)	—	—
Accumulated capital and other losses	(7,641)	(7,046,525)	(32,737)	—
Undistributed ordinary income	—	—	35,827	5,093
Other temporary differences	—	—	(35,827)	(2,050)
Accumulated earnings (deficit)	$107,325	$(17,397,546)	$(32,737)	$3,043

The difference, if any, between the tax cost of portfolio investments and the financial statement cost is primarily due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes.

Fund	Amount	Expires September 30,
Core Bond Fund	$7,641	2015
High Yield Fund	$2,923,594	2017
	4,122,931	2018
	$7,046,525
Institutional Money Market Fund	$32,737	2016

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2011, the following Funds utilized capital loss carryforwards:

Fund	Amount
Core Bond Fund	$692,972
High Yield Fund	4,553,037
Institutional Money Market Fund	6,163
Money Market Fund	902

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of

Notes to Financial Statements (Continued)

paydown gain/loss and distributions in excess of ordinary earnings have been made to the following Fund for the year ended September 30, 2011:

	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Core Bond Fund	$(156,907)	$216,461	$(59,554)
High Yield Fund	$(978,112)	$978,112	$—

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2008 through 2011) and have concluded that no provision for income tax is required in their financial statements.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending September 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the "Federal Tax Information" section of the financial statement notes for the fiscal year ending September 30, 2012.

7. Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

During a meeting of the Board of Trustees held June 22, 2011, the Trustees unanimously approved a change in the Sub-Administrator and Transfer Agent to the Funds. Effective on or about December 3, 2011, Bank of New York Mellon will assume responsibility for these services.

Touchstone Investments and Old Mutual Asset Management announced on October 4, 2011 that Touchstone Advisors, Inc., a wholly owned subsidiary of Western & Southern Financial Group, has entered into a definitive agreement with Old Mutual Asset Management, the U.S. based global asset management business of Old Mutual plc, and its subsidiary Old Mutual Capital, Inc. for Touchstone to acquire selected assets of Old Mutual Asset Management's U.S. mutual fund business.

Consummation of the transaction is subject to certain conditions and approvals and is expected to be completed early in the second quarter of 2012. Upon the completion of the transaction, seventeen Old Mutual Funds will be reorganized into Touchstone Funds with Old Mutual Asset Management's affiliated investment managers continuing as sub-advisors to a significant majority of the Funds.

There were no other subsequent events that necessitated recognition or disclosures.

Portfolio of Investments
Touchstone Core Bond Fund – September 30, 2011

Principal Amount		Fair Value
	Mortgage-Backed Securities — 32.0%
$280,000	Banc of America Commercial Mortgage, Inc., Ser 2005-4, Class A3, 4.891%, 7/10/45	$284,971
335,000	Banc of America Commercial Mortgage, Inc., Ser 2006-2, Class A3, 5.893%, 5/10/45 (a)	347,648
435,000	Banc of America Commercial Mortgage, Inc., Ser 2006-6, Class A3, 5.369%, 10/10/45	455,067
355,000	Banc of America Commercial Mortgage, Inc., Ser 2007-1, Class AAB, 5.422%, 1/15/49	370,642
540,000	Banc of America Commercial Mortgage, Inc., Ser 2007-2, Class AAB, 5.771%, 4/10/49 (a)	575,231
875,000	Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Class A4A, 4.871%, 9/11/42++	940,662
270,000	Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Class A3, 5.518%, 9/11/41++	276,722
875,000	Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Class A4, 5.905%, 6/11/40 (a)++	933,234
180,000	Citigroup Commercial Mortgage Trust, Ser 2006-C4, Class A2, 5.922%, 3/15/49 (a)	187,348
135,000	Commercial Mortgage Pass Through Certificates, Ser 2005-C6, Class A5A, 5.116%, 6/10/44 (a)	146,177
550,000	Credit Suisse First Boston Mortgage Securities Corp., Ser 2004-C3, Class A5, 5.113%, 7/15/36 (a)	585,762
983,401	Credit Suisse First Boston Mortgage Securities Corp., Ser 2005-9, Class 2A1, 5.500%, 10/25/35	910,952
164,760	FHLMC, Pool #A95946, 4.000%, 1/1/41	172,723
539,163	FHLMC, Pool #A96485, 4.500%, 1/1/41	571,165
268,680	FHLMC, Pool #A56988, 5.500%, 2/1/37	291,618
183,654	FHLMC, Pool #G06031, 5.500%, 3/1/40	199,333
251,040	FHLMC, Pool #G03781, 6.000%, 1/1/38	275,728
300,000	First Union Commercial Mortgage Trust, Ser 1999-C1, Class F, 144a, 5.350%, 10/15/35	277,924
289,365	FNMA, Pool #AB1800, 4.000%, 11/1/40	304,584
121,702	FNMA, Pool #254759, 4.500%, 6/1/18	130,367
52,463	FNMA, Pool #765504, 4.500%, 2/1/19	56,198
111,457	FNMA, Pool #974401, 4.500%, 4/1/23	119,886
158,101	FNMA, Pool #974403, 4.500%, 4/1/23	171,531
170,623	FNMA, Pool #AD3795, 4.500%, 4/1/40	181,243
113,556	FNMA, Pool #AI0805, 4.500%, 7/1/41	120,624
696,580	FNMA, Pool #983610, 5.000%, 5/1/23	749,327
172,906	FNMA, Pool #984256, 5.000%, 6/1/23	186,702

Principal Amount		Fair Value
$197,232	FNMA, Pool #988107, 5.000%, 8/1/23	$212,167
163,866	FNMA, Pool #995472, 5.000%, 11/1/23	176,274
151,072	FNMA, Pool #899079, 5.000%, 3/1/37	162,800
77,428	FNMA, Pool #933806, 5.000%, 5/1/38	83,379
385,365	FNMA, Pool #AB1149, 5.000%, 6/1/40	415,222
146,462	FNMA, Pool #995529, 5.500%, 11/1/22	158,849
232,795	FNMA, Pool #889734, 5.500%, 6/1/37	253,689
138,735	FNMA, Pool #995220, 6.000%, 11/1/23	151,035
113,883	FNMA, Pool #AE0831, 6.000%, 9/1/39	125,172
43,144	FNMA, Pool #561741, 7.500%, 1/1/31	50,377
14,003	FNMA, Pool #535290, 8.000%, 5/1/30	16,429
12,254	FNMA, Pool #569874, 8.000%, 2/1/31	14,377
43,539	GE Capital Commercial Mortgage Corp., Ser 2004-C1, Class A2, 3.915%, 11/10/38	43,515
351,709	GE Capital Commercial Mortgage Corp., Ser 2005-C4, Class ASB, 5.460%, 11/10/45 (a)	371,033
46,996	GNMA, Pool #G2 8503, 2.625%, 9/20/24 (a)	48,788
5,149	GNMA, Pool #434792, 8.000%, 7/15/30	6,124
32,345	GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	34,479
400,000	GS Mortgage Securities Corp. II, Ser 2006-GG8, Class AAB, 5.535%, 11/10/39	422,226
527,484	JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB14, Class A3B, 5.677%, 12/12/44 (a)	536,623
470,000	LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Class A3, 5.689%, 3/15/32 (a)++	484,119
962,496	Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Class 2A4S, 5.963%, 1/25/47	538,580
329,560	Residential Asset Securitization Trust, Ser 2005-A6CB, Class A8, 5.500%, 6/25/35	79,543
446,488	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	332,337
113,542	Residential Funding Mortgage Securities I, Ser 2006-S2, Class A2, 5.750%, 2/25/36	44,021
180,562	Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-23, Class 1A3, 2.585%, 1/25/36 (a)	143,679
250,000	Wachovia Bank Commercial Mortgage Trust, Ser 2006-C29, Class A3, 5.313%, 11/15/48	264,508
390,000	Wachovia Bank Commercial Mortgage Trust, Ser 2007-C34, Class APB, 5.617%, 5/15/46	408,111

Touchstone Core Bond Fund (Continued)

Principal Amount		Fair Value
	Mortgage-Backed Securities — 32.0% (Continued)
$395,579	Washington Mutual Alternative Mortgage Pass-Thru Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	$332,148
	Total Mortgage-Backed Securities	$15,732,973
	Corporate Bonds — 31.1%
22,000	Accellent, Inc., 8.375%, 2/1/17	20,955
23,000	Accuride Corp., 9.500%, 8/1/18	21,160
40,000	ACE Hardware Corp., 144a, 9.125%, 6/1/16	41,500
45,000	AES Corp., 8.000%, 10/15/17	45,225
50,000	AK Steel Corp., 7.625%, 5/15/20 †	43,813
36,000	Aleris International, Inc., 144a, 7.625%, 2/15/18	32,310
34,000	AMC Networks, Inc., 144a, 7.750%, 7/15/21	34,850
14,079	American Airline Pilot Trust, Ser 091A, 10.375%, 7/2/19	15,346
39,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	40,365
295,000	Anheuser-Busch InBev Worldwide, Inc., 8.200%, 1/15/39	445,408
25,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	24,000
25,000	Aptalis Pharma, Inc., 12.750%, 3/1/16	25,250
20,000	ARAMARK Holdings Corp., 144a, 8.625%, 5/1/16	19,700
310,000	ArcelorMittal, 5.500%, 3/1/21	277,775
300,000	AT&T, Inc., 6.550%, 2/15/39	355,285
15,000	Aviation Capital Group, 144a, 6.750%, 4/6/21	14,432
285,000	Bank of America Corp.MTN, 5.000%, 5/13/21	254,264
260,000	Barrick Gold Corp., 2.900%, 5/30/16	263,415
18,000	Basic Energy Services, Inc., 7.125%, 4/15/16	17,100
67,000	Basic Energy Services, Inc., 144a, 7.750%, 2/15/19	63,650
31,000	BI-LO LLC / BI-LO Finance Corp., 144a, 9.250%, 2/15/19	30,070
305,000	Brandywine Operating Partnership LP, 5.400%, 11/1/14	318,134
190,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	223,525
10,000	BWAY Holding Co., 10.000%, 6/15/18	10,500
54,000	Calcipar SA, 144a, 6.875%, 5/1/18	46,710
30,000	Calpine Corp., 144a, 7.500%, 2/15/21	28,650
25,000	Calpine Corp., 144a, 7.875%, 7/31/20	24,125
57,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	54,150
27,000	Cascades, Inc., 7.750%, 12/15/17	25,650

Principal Amount		Fair Value
$275,000	Caterpillar Financial Services Corp. MTN, 5.450%, 4/15/18	$323,254
4,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 4/30/21	3,780
37,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 1/15/19	35,890
15,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.875%, 4/30/18	15,262
320,000	CenterPoint Energy, Inc., 5.950%, 2/1/17	362,768
29,000	Central Garden and Pet Co., 8.250%, 3/1/18	27,695
25,000	Cenveo Corp., 8.875%, 2/1/18	19,687
60,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	59,400
13,000	Chesapeake Energy Corp., 6.625%, 8/15/20	13,390
32,000	Chrysler Group LLC / CG Co-Issuer, Inc., 144a, 8.250%, 6/15/21	24,640
10,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	9,700
56,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	52,080
20,000	CIT Group, Inc., 144a, 7.000%, 5/2/16	19,400
40,000	CIT Group, Inc., 144a, 7.000%, 5/2/17	38,800
250,000	Citigroup, Inc., 5.500%, 4/11/13	257,307
29,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	30,160
15,000	CMS Energy Corp., 8.750%, 6/15/19	17,483
32,000	Coffeyville Resources LLC / Coffeyville Finance Inc., 144a, 10.875%, 4/1/17	35,680
235,000	Comcast Corp., 5.700%, 7/1/19	273,963
10,000	Consol Energy, Inc., 8.000%, 4/1/17	10,450
10,000	Consol Energy, Inc., 8.250%, 4/1/20	10,525
32,750	Continental Airlines 2003-ERJ1 Pass Through Trust, Ser RJO3, 7.875%, 7/2/18	31,440
24,000	Cooper-Standard Automotive, Inc., 8.500%, 5/1/18	24,480
48,000	Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 4/1/21	46,920
52,000	CoreLogic, Inc., 144a, 7.250%, 6/1/21	46,670
44,000	Credit Acceptance Corp., 144a, 9.125%, 2/1/17	43,230
275,000	Credit Suisse New York MTN, 4.375%, 8/5/20	266,111
53,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144a, 7.750%, 4/1/19	51,410
12,000	Crosstex Energy, 8.875%, 2/15/18	12,300
50,000	CSC Holdings LLC, 8.625%, 2/15/19	54,875
15,000	Del Monte Foods Co., 144a, 7.625%, 2/15/19	12,675

Touchstone Core Bond Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 31.1% (Continued)
$20,000	DISH DBS Corp., 7.875%, 9/1/19	$20,400
33,000	Dynacast International LLC / Dynacast Finance, Inc., 144a, 9.250%, 7/15/19	29,865
5,000	EH Holding Corp., 144a, 6.500%, 6/15/19	4,812
1,000	EH Holding Corp., 144a, 7.625%, 6/15/21	962
230,000	Enel Finance International NV, 144a, 6.250%, 9/15/17	232,281
250,000	Enterprise Products Operating LLC, 3.200%, 2/1/16	255,390
40,000	Enterprise Products Operating LLC, 7.000%, 6/1/67 (a)	38,500
11,000	Entravision Communications Corp., 8.750%, 8/1/17	10,313
100,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	100,000
22,000	Exide Technologies, 8.625%, 2/1/18	20,460
39,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	33,930
22,000	First Data Corp., 144a, 8.875%, 8/15/20	20,680
24,000	Fisher Communications, Inc., 8.625%, 9/15/14	23,940
57,000	Frontier Communications Corp., 8.500%, 4/15/20	55,290
270,000	General Electric Capital Corp. MTN, 5.625%, 5/1/18	295,161
52,000	Genesis Energy LP / Genesis Energy Finance Corp., 144a, 7.875%, 12/15/18	49,400
240,000	Goldman Sachs Group, Inc., 7.500%, 2/15/19	267,821
17,000	Goodyear Tire & Rubber Co., 8.750%, 8/15/20	17,510
23,000	Griffon Corp., 7.125%, 4/1/18	20,298
51,000	HCA, Inc., 6.500%, 2/15/20	49,853
175,000	Health Care REIT, Inc., 6.125%, 4/15/20	182,507
78,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	79,170
25,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 7.625%, 4/15/21	25,125
50,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	49,375
220,000	Home Depot, Inc., 5.950%, 4/1/41	261,655
180,000	HSBC Bank PLC, 144a, 3.100%, 5/24/16	178,951
27,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	24,570
22,000	Inergy LP / Inergy Finance Corp., 7.000%, 10/1/18	20,680
55,000	Ingles Markets, Inc., 8.875%, 5/15/17	57,613
30,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	33,600
28,000	Intelsat Jackson Holdings SA, 144a, 7.250%, 4/1/19	25,970
110,000	Intergen NV, 144a, 9.000%, 6/30/17	111,925

Principal Amount		Fair Value
$18,000	International Automotive Components Group SL, 144a, 9.125%, 6/1/18	$16,830
185,000	Ipalco Enterprises, Inc., 144a, 5.000%, 5/1/18	169,275
25,000	Iron Mountain, Inc., 8.000%, 6/15/20	25,125
62,000	JBS USA LLC / JBS USA Finance, Inc., 144a, 7.250%, 6/1/21	51,150
78,000	JMC Steel Group, 144a, 8.250%, 3/15/18	73,320
175,000	JPMorgan Chase & Co., 4.250%, 10/15/20	175,415
38,000	Kemet Corp., 10.500%, 5/1/18	39,900
30,000	Koppers, Inc., 7.875%, 12/1/19	31,125
170,000	Kraft Foods, Inc., 4.125%, 2/9/16	181,027
8,000	Lear Corp., 7.875%, 3/15/18	8,240
49,000	Libbey Glass, Inc., 10.000%, 2/15/15	51,328
16,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (a)	19,040
27,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	27,540
10,000	Longview Fibre Paper & Packaging, Inc., 144a, 8.000%, 6/1/16	9,700
16,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	17,240
220,000	Macy's Retail Holdings, Inc., 5.350%, 3/15/12	223,385
47,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	46,530
34,000	MEG Energy Corp., 144a, 6.500%, 3/15/21	32,555
46,000	Meritage Homes Corp., 7.150%, 4/15/20	41,400
40,000	MetLife, Inc., 10.750%, 8/1/39	50,000
16,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	15,520
250,000	Morgan Stanley MTN, 4.100%, 1/26/15	238,380
25,000	MPT Operating Partnership LP / MPT Finance Corp., 144a, 6.875%, 5/1/21	23,750
44,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US Inc, 8.125%, 2/15/19	36,740
22,000	Navios South American Logisitcs, Inc. / Navios Logistics Finance US Inc, 144a, 9.250%, 4/15/19	19,195
30,000	NBTY, Inc., 9.000%, 10/1/18	30,713
14,000	Newfield Exploration Co., 6.875%, 2/1/20	14,420
210,000	News America, Inc., 6.900%, 3/1/19	245,349
225,000	NextEra Energy Capital Holdings, Inc., 6.350%, 10/1/66 (a)	216,000
38,000	NII Capital Corp., 7.625%, 4/1/21	37,715
19,000	NII Capital Corp., 8.875%, 12/15/19	19,808
350,000	Norfolk Southern Corp., 5.750%, 4/1/18	410,240
10,000	Novelis, Inc., 8.375%, 12/15/17	9,900

Touchstone Core Bond Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 31.1% (Continued)
$235,000	NuStar Logistics LP, 6.050%, 3/15/13	$248,657
32,000	OGX Petroleo e Gas Participacoes SA, 144a, 8.500%, 6/1/18	28,640
43,000	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	41,011
51,000	Omnicare, Inc., 7.750%, 6/1/20	52,020
27,000	PAETEC Holding Corp., 8.875%, 6/30/17	28,350
38,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	36,100
51,000	Petrohawk Energy Corp., 6.250%, 6/1/19	57,885
9,000	PHH Corp., 9.250%, 3/1/16	9,247
44,000	Pioneer Drilling Co., 9.875%, 3/15/18	45,980
210,000	Plains All American Pipeline LP / PAA Finance Corp., 6.650%, 1/15/37	232,007
9,000	PolyOne Corp., 7.375%, 9/15/20	9,045
185,000	PPL Energy Supply LLC, 6.500%, 5/1/18	216,404
26,000	Pulte Group, Inc., 6.375%, 5/15/33	18,070
4,000	Pulte Group, Inc., 7.875%, 6/15/32	3,200
22,000	Regency Energy Partners LP / Regency Energy Finance Corp., 9.375%, 6/1/16	23,815
215,000	Republic Services, Inc., 3.800%, 5/15/18	223,563
15,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 8.750%, 10/15/16	15,037
235,000	Rockies Express Pipeline LLC, 144a, 6.250%, 7/15/13	250,080
4,000	RR Donnelley & Sons Co., 7.250%, 5/15/18	3,615
10,000	RR Donnelley & Sons Co., 7.625%, 6/15/20	8,875
35,000	Sabine Pass LNG LP, 7.250%, 11/30/13	33,862
80,000	Service Corp. International, 8.000%, 11/15/21	83,800
12,000	Sprint Capital Corp., 6.875%, 11/15/28	8,970
100,000	Sprint Nextel Corp., 8.375%, 8/15/17	93,000
39,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	37,342
101,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	102,010
165,000	Teachers Insurance & Annuity Association of America, 144a, 6.850%, 12/16/39	202,197
250,000	Teck Resources Ltd., 10.750%, 5/15/19	310,625
37,000	Tembec Industries, Inc., 11.250%, 12/15/18	35,335
12,000	Tenneco, Inc., 6.875%, 12/15/20	11,640
21,000	Texas Industries, Inc., 9.250%, 8/15/20	16,328
440,000	Time Warner Cable, Inc., 4.125%, 2/15/21	438,190

Principal Amount		Fair Value
$19,000	Tomkins LLC / Tomkins, Inc., 144a, 9.000%, 10/1/18	$19,475
25,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	24,750
220,000	TransCanada PipeLines Ltd., 6.100%, 6/1/40	270,612
50,000	TransDigm, Inc., 7.750%, 12/15/18	50,875
40,000	Tutor Perini Corp., 7.625%, 11/1/18	34,200
7,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	7,280
275,000	Verizon Communications, Inc., 6.250%, 4/1/37	329,611
330,000	Viacom, Inc., 6.250%, 4/30/16	380,066
39,000	Viasat, Inc., 8.875%, 9/15/16	39,585
40,000	Visteon Corp., 144a, 6.750%, 4/15/19	36,000
39,000	Vulcan Materials Co., 7.500%, 6/15/21 †	36,384
290,000	WCI Finance LLC / WEA Finance LLC, 144a, 5.700%, 10/1/16	310,651
50,000	West Corp., 8.625%, 10/1/18	48,625
100,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	85,000
69,000	Windstream Corp., 7.875%, 11/1/17	69,862
350,000	Xstrata Finance Canada Ltd., 144a, 5.500%, 11/16/11	351,734
	Total Corporate Bonds	$15,274,214
	U.S. Treasury Obligations — 28.4%
2,370,000	U.S. Treasury Bond, 0.625%, 7/15/21	2,479,600
900,000	U.S. Treasury Bond, 2.125%, 2/15/41	1,185,704
1,245,000	U.S. Treasury Bond, 4.375%, 5/15/41	1,608,390
1,160,000	U.S. Treasury Note, 0.500%, 5/31/13	1,164,894
1,885,000	U.S. Treasury Note, 1.500%, 7/31/16	1,935,669
2,730,000	U.S. Treasury Note, 1.000%, 8/31/16	2,736,825
2,585,000	U.S. Treasury Note, 3.125%, 5/15/21	2,869,143
	Total U.S. Treasury Obligations	$13,980,225
	Asset-Backed Securities — 5.9%
572,767	Countrywide Asset-Backed Certificates, Ser 2007-S1, Class A5, 6.018%, 11/25/36 (a)	307,935
1,120,156	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2005-3, Class 4A4, 5.250%, 6/25/35	1,049,084
570,000	Greenwich Capital Commercial Funding Corp., Ser 2005-GG3, Class A3, 4.569%, 8/10/42	574,059
555,000	Morgan Stanley Capital I, Ser 2006-HQ9, Class A3, 5.712%, 7/12/44	566,883
456,484	Structured Asset Securities Corp., Ser 2005-17, Class 5A1, 5.500%, 10/25/35	381,979
	Total Asset-Backed Securities	$2,879,940

Touchstone Core Bond Fund (Continued)

Principal Amount		Fair Value
	Municipal Bonds — 0.9%
$215,000	California St UTGO, Ser 2009, 5.950%, 4/1/16	$242,295
205,000	Municipal Electric Auth. of Georgia Rev, Ser 2010, 6.655%, 4/1/57	216,529
	Total Municipal Bonds	$458,824
Shares		Fair Value
	Preferred Stock — 0.1% Financials — 0.1%
2,750	Ally Financial, Inc., 7.38%	55,330
	Investment Funds — 1.0%
51,538	Invesco Liquid Assets Portfolio**	51,538
460,001	Touchstone Institutional Money Market Fund^	460,001
	Total Investment Funds	$511,539
	Total Investment Securities — 99.4% (Cost $48,760,872)	$48,893,045
	Other Assets in Excess of Liabilities — 0.6%	272,908
	Net Assets — 100.0%	$49,165,953

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $49,009.

(a)  Variable rate security—the rate reflected is the rate in effect as of September 30, 2011.

**  Represents collateral for securities loaned.

^  Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 4.

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $3,774,741 or 7.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$15,732,973	$—	$15,732,973
Corporate Bonds	—	15,274,214	—	15,274,214
U.S. Treasury Obligations	—	13,980,225	—	13,980,225
Asset-Backed Securities	—	2,879,940	—	2,879,940
Investment Funds	511,539	—	—	511,539
Municipal Bonds	—	458,824	—	458,824
Preferred Stocks	—	55,330	—	55,330
				$48,893,045

See accompanying notes to portfolios of investments and notes to financial statements.

Portfolio of Investments
Touchstone High Yield Fund – September 30, 2011

Principal Amount		Fair Value
	Corporate Bonds — 97.5%
$956,000	Accellent, Inc., 8.375%, 2/1/17	$910,590
809,000	Accuride Corp., 9.500%, 8/1/18	744,280
1,408,000	AES Corp., 8.000%, 10/15/17	1,415,040
1,457,000	AK Steel Corp., 7.625%, 5/15/20 †	1,276,696
1,631,000	Aleris International, Inc., 144a, 7.625%, 2/15/18	1,463,822
1,008,000	AMC Networks, Inc., 144a, 7.750%, 7/15/21	1,033,200
555,661	American Airline Pilot Trust, Ser 091A, 10.375%, 7/2/19	605,671
796,000	Amsted Industries, Inc., 144a, 8.125%, 3/15/18	823,860
1,598,000	Apria Healthcare Group, Inc., 11.250%, 11/1/14	1,534,080
500,000	Aptalis Pharma, Inc., 12.750%, 3/1/16	505,000
638,000	ARAMARK Holdings Corp., 144a, 8.625%, 5/1/16	628,430
30,000	Asbury Automotive Group, Inc., 7.625%, 3/15/17	28,650
1,633,000	Atlas Pipeline Partners LP, 8.750%, 6/15/18	1,665,660
396,000	Aviation Capital Group, 144a, 6.750%, 4/6/21	380,995
532,000	Basic Energy Services, Inc., 7.125%, 4/15/16	505,400
1,263,000	Basic Energy Services, Inc., 144a, 7.750%, 2/15/19	1,199,850
750,000	BE Aerospace, Inc., 8.500%, 7/1/18	802,500
500,000	Berry Petroleum Co., 6.750%, 11/1/20	477,500
1,078,000	Berry Petroleum Co., 8.250%, 11/1/16	1,099,560
1,854,000	BI-LO LLC / BI-LO Finance Corp., 144a, 9.250%, 2/15/19	1,798,380
802,000	BWAY Holding Co., 10.000%, 6/15/18	842,100
250,000	Cablevision Systems Corp., 8.000%, 4/15/20	254,375
655,000	Calcipar SA, 144a, 6.875%, 5/1/18	566,575
644,000	Calpine Corp., 144a, 7.500%, 2/15/21	615,020
513,000	Calpine Corp., 144a, 7.875%, 7/31/20	495,045
400,000	Calpine Corp., 144a, 7.875%, 1/15/23	386,000
1,747,000	Capella Healthcare, Inc., 144a, 9.250%, 7/1/17	1,659,650
672,000	Cascades, Inc., 7.750%, 12/15/17	638,400
1,000,000	Cascades, Inc., 7.875%, 1/15/20	940,000
1,750,000	Case New Holland, Inc., 7.875%, 12/1/17	1,863,750
275,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 4/30/21	259,875
974,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 1/15/19	944,780
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.875%, 4/30/18	1,017,500
141,000	CCO Holdings LLC / CCO Holdings Capital Corp., 8.125%, 4/30/20	146,640

Principal Amount		Fair Value
$905,000	Central Garden and Pet Co., 8.250%, 3/1/18	$864,275
1,052,000	Cenveo Corp., 7.875%, 12/1/13 †	736,400
1,800,000	Cenveo Corp., 8.875%, 2/1/18	1,417,500
1,850,000	Cequel Communications Holdings l LLC and Cequel Capital Corp., 144a, 8.625%, 11/15/17	1,831,500
916,000	Chesapeake Energy Corp., 6.625%, 8/15/20	943,480
205,000	Chesapeake Energy Corp., 9.500%, 2/15/15	231,138
1,270,000	Chrysler Group LLC / CG Co-Issuer, Inc., 144a, 8.250%, 6/15/21	977,900
437,000	CHS / Community Health Systems, Inc., 8.875%, 7/15/15	429,352
1,000	Cincinnati Bell, Inc., 7.000%, 2/15/15	988
1,780,000	Cincinnati Bell, Inc., 8.250%, 10/15/17	1,726,600
868,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	807,240
2,250,000	CIT Group, Inc., 144a, 7.000%, 5/2/16	2,182,500
746,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.500%, 12/15/19	775,840
1,421,000	Coffeyville Resources LLC / Coffeyville Finance Inc., 144a, 10.875%, 4/1/17	1,584,415
1,452,000	CommScope, Inc., 144a, 8.250%, 1/15/19	1,415,700
198,000	Consol Energy, Inc., 8.000%, 4/1/17	206,910
1,198,000	Consol Energy, Inc., 8.250%, 4/1/20	1,260,895
997,744	Continental Airlines 2003-ERJ1 Pass Through Trust, Ser RJO3, 7.875%, 7/2/18	957,835
957,000	Cooper-Standard Automotive, Inc., 8.500%, 5/1/18	976,140
767,000	Copano Energy LLC / Copano Energy Finance Corp., 7.125%, 4/1/21	749,742
2,707,000	CoreLogic, Inc., 144a, 7.250%, 6/1/21	2,429,533
144,000	Credit Acceptance Corp., 144a, 9.125%, 2/1/17	141,480
320,000	Credit Acceptance Corp., 9.125%, 2/1/17	315,200
1,330,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144a, 7.750%, 4/1/19	1,290,100
236,000	Crosstex Energy, 8.875%, 2/15/18	241,900
612,000	CSC Holdings LLC, 8.625%, 2/15/19	671,670
1,092,000	Del Monte Foods Co., 144a, 7.625%, 2/15/19	922,740
784,000	DISH DBS Corp., 7.875%, 9/1/19	799,680
1,299,000	Dynacast International LLC / Dynacast Finance, Inc., 144a, 9.250%, 7/15/19	1,175,595
181,000	EH Holding Corp., 144a, 6.500%, 6/15/19	174,212
50,000	EH Holding Corp., 144a, 7.625%, 6/15/21	48,125

Touchstone High Yield Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 97.5% (Continued)
$1,000,000	Enterprise Products, Ser A, 8.375%, 8/1/66 (a)	$1,036,250
1,297,000	Enterprise Products Operating LLC, 7.000%, 6/1/67 (a)	1,248,363
1,339,000	Entravision Communications Corp., 8.750%, 8/1/17	1,255,313
1,484,000	Equinix, Inc., 8.125%, 3/1/18	1,561,910
1,202,000	Equinox Holdings, Inc., 144a, 9.500%, 2/1/16	1,202,000
896,000	Exide Technologies, 8.625%, 2/1/18	833,280
2,275,000	Expro Finance Luxembourg SCA, 144a, 8.500%, 12/15/16	1,979,250
1,750,000	Exterran Holdings, Inc., 144a, 7.250%, 12/1/18	1,680,000
255,000	First Data Corp., 144a, 8.250%, 1/15/21	201,450
950,000	First Data Corp., 144a, 8.875%, 8/15/20	893,000
58,000	First Data Corp., 9.875%, 9/24/15	48,575
840,000	Fisher Communications, Inc., 8.625%, 9/15/14	837,900
997,000	Frontier Communications Corp., 8.500%, 4/15/20	967,090
2,100,000	Genesis Energy LP / Genesis Energy Finance Corp., 144a, 7.875%, 12/15/18	1,995,000
128,000	GenOn Energy, Inc., 7.625%, 6/15/14	125,120
500,000	GenOn Energy, Inc., 7.875%, 6/15/17	460,000
537,000	Giant Funding Corp., 144a, 8.250%, 2/1/18	537,000
1,540,000	Gibraltar Industries, Inc., Ser B, 8.000%, 12/1/15	1,463,000
1,159,000	Goodyear Tire & Rubber Co., 8.750%, 8/15/20	1,193,770
898,000	Griffon Corp., 7.125%, 4/1/18	792,485
2,705,000	CA, Inc., 6.500%, 2/15/20	2,644,138
1,764,000	Helix Energy Solutions Group, Inc., 144a, 9.500%, 1/15/16	1,790,460
520,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 7.625%, 4/15/21	522,600
500,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 8.000%, 2/15/20	508,750
1,270,000	Holly Energy Partners LP / Holly Energy Finance Corp., 6.250%, 3/1/15	1,254,125
675,000	Holly Energy Partners LP / Holly Energy Finance Corp., 8.250%, 3/15/18	705,375
696,000	Icon Health & Fitness, 144a, 11.875%, 10/15/16	633,360
572,000	Inergy LP / Inergy Finance Corp., 7.000%, 10/1/18	537,680
1,384,000	Ingles Markets, Inc., 8.875%, 5/15/17	1,449,740
1,457,000	Insight Communications Co., Inc., 144a, 9.375%, 7/15/18	1,631,840
844,000	Intelsat Jackson Holdings SA, 144a, 7.250%, 4/1/19	782,810
763,000	Intergen NV, 144a, 9.000%, 6/30/17	776,353

Principal Amount		Fair Value
$754,000	International Automotive Components Group SL, 144a, 9.125%, 6/1/18	$704,990
540,000	Iron Mountain, Inc., 8.375%, 8/15/21	550,800
766,000	Jarden Corp., 7.500%, 5/1/17	781,320
250,000	Jarden Corp., 8.000%, 5/1/16	264,063
2,530,000	JBS USA LLC / JBS USA Finance, Inc., 144a, 7.250%, 6/1/21	2,087,250
1,682,000	JMC Steel Group, 144a, 8.250%, 3/15/18	1,581,080
1,552,000	Kemet Corp., 10.500%, 5/1/18	1,629,600
804,000	Koppers, Inc., 7.875%, 12/1/19	834,150
45,000	Lamar Media Corp., 7.875%, 4/15/18	45,000
168,000	Lear Corp., 7.875%, 3/15/18	173,040
75,000	Libbey Glass, Inc., 10.000%, 2/15/15	78,562
50,000	Liberty Mutual Group, Inc., 144a, 10.750%, 6/15/58 (a)	59,500
2,353,000	Liberty Tire Recycling, 144a, 11.000%, 10/1/16	2,400,060
384,000	Longview Fibre Paper & Packaging, Inc., 144a, 8.000%, 6/1/16	372,480
340,000	Lyondell Chemical Co., 144a, 8.000%, 11/1/17	366,350
1,681,000	Martin Midstream Partners LP / Martin Midstream Finance Corp., 8.875%, 4/1/18	1,664,190
459,000	MEG Energy Corp., 144a, 6.500%, 3/15/21	439,492
500,000	Meritage Homes Corp., 6.250%, 3/15/15	480,000
2,069,000	Meritage Homes Corp., 7.150%, 4/15/20	1,862,100
1,050,000	MetLife, Inc., 10.750%, 8/1/39	1,312,500
597,000	MetroPCS Wireless, Inc., 7.875%, 9/1/18	579,090
361,000	Moog, Inc., 7.250%, 6/15/18	370,025
1,625,000	MPT Operating Partnership LP / MPT Finance Corp., 144a, 6.875%, 5/1/21	1,543,750
614,000	Mueller Water Products, Inc., 7.375%, 6/1/17	478,920
1,098,000	Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 8.125%, 2/15/19	916,830
666,000	Navios South American Logisitcs, Inc. / Navios Logistics Finance US, Inc., 144a, 9.250%, 4/15/19	581,085
750,000	NBTY, Inc., 9.000%, 10/1/18	767,812
708,000	Newfield Exploration Co., 6.875%, 2/1/20	729,240
2,064,000	NII Capital Corp., 7.625%, 4/1/21	2,048,520
169,000	North American Energy, 144a, 10.875%, 6/1/16	175,337
400,000	Novelis, Inc., 8.375%, 12/15/17	396,000
1,000,000	NRG Energy, Inc., 144a, 7.875%, 5/15/21	915,000

Touchstone High Yield Fund (Continued)

Principal Amount		Fair Value
	Corporate Bonds — 97.5% (Continued)
$1,291,000	OGX Petroleo e Gas Participacoes SA, 144a, 8.500%, 6/1/18	$1,155,445
1,000,000	Omega Healthcare Investors, Inc., 7.500%, 2/15/20	1,010,000
1,877,000	Omnicare, Inc., 7.750%, 6/1/20	1,914,540
1,391,000	PAETEC Holding Corp., 8.875%, 6/30/17	1,460,550
820,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp., 8.250%, 4/15/18	779,000
856,000	Penske Auto Group, Inc., 7.750%, 12/15/16	847,440
1,138,000	PHH Corp., 9.250%, 3/1/16	1,169,295
1,454,000	Pioneer Drilling Co., 9.875%, 3/15/18	1,519,430
229,000	PolyOne Corp., 7.375%, 9/15/20	230,145
743,000	Pulte Group, Inc., 6.375%, 5/15/33	516,385
236,000	Pulte Group, Inc., 7.875%, 6/15/32	188,800
400,000	Quebecor Media, Inc., 7.750%, 3/15/16	400,000
549,000	QVC, Inc., 144a, 7.500%, 10/1/19	584,685
770,000	Regency Energy Partners LP / Regency Energy Finance Corp., 6.500%, 7/15/21	773,850
1,068,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 144a, 8.750%, 10/15/16	1,070,670
241,000	RR Donnelley & Sons Co., 7.250%, 5/15/18	217,804
731,000	RR Donnelley & Sons Co., 7.625%, 6/15/20	648,762
1,615,000	Sabine Pass LNG LP, 7.250%, 11/30/13	1,562,513
226,000	Sealy Mattress Co., 8.250%, 6/15/14	213,005
158,000	Service Corp. International, 7.000%, 6/15/17	163,530
945,000	Service Corp. International, 8.000%, 11/15/21	989,888
407,000	Sprint Capital Corp., 6.875%, 11/15/28	304,232
715,000	Sprint Nextel Corp., 8.375%, 8/15/17	664,950
500,000	Steel Dynamics, Inc., 6.750%, 4/1/15	491,250
650,000	Steel Dynamics, Inc., 7.625%, 3/15/20	649,188
581,000	Steel Dynamics, Inc., 7.750%, 4/15/16	572,285
395,000	Stena AB, 7.000%, 12/1/16	343,650
1,120,000	Stewart Enterprises, Inc., 6.500%, 4/15/19	1,083,600
1,306,000	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, 10.250%, 12/1/17	1,250,495
719,000	Targa Resources Partners, 8.250%, 7/1/16	747,760
1,865,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 144a, 6.875%, 2/1/21	1,790,400
438,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	442,380

Principal Amount		Fair Value
$1,357,000	Tembec Industries, Inc., 11.250%, 12/15/18	$1,295,935
356,000	Tenneco, Inc., 6.875%, 12/15/20	345,320
1,432,000	Texas Industries, Inc., 9.250%, 8/15/20	1,113,380
1,218,000	Tomkins LLC / Tomkins, Inc., 144a, 9.000%, 10/1/18	1,248,450
1,348,000	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 144a, 10.625%, 9/1/17	1,334,520
2,500,000	TransDigm, Inc., 7.750%, 12/15/18	2,543,750
1,317,000	Tutor Perini Corp., 7.625%, 11/1/18	1,126,035
123,000	TW Telecom Holdings, Inc., 8.000%, 3/1/18	127,920
200,000	United States Steel Corp., 7.375%, 4/1/20 †	180,000
1,518,000	Universal Hospital Services, Inc., 3.778%, 6/1/15 (a)	1,305,480
79,000	US Concrete, Inc., 144a, 9.500%, 8/31/15	68,829
2,247,000	Viasat, Inc., 8.875%, 9/15/16	2,280,705
2,250,000	Visteon Corp., 144a, 6.750%, 4/15/19	2,025,000
869,000	Vulcan Materials Co., 7.500%, 6/15/21 †	810,701
1,924,000	West Corp., 8.625%, 10/1/18	1,871,090
1,885,000	Wind Acquisition Finance SA, 144a, 11.750%, 7/15/17	1,602,250
887,000	Windstream Corp., 7.500%, 4/1/23	827,128
1,053,000	Windstream Corp., 7.875%, 11/1/17	1,066,162
800,000	Wyndham Worldwide Corp., 7.375%, 3/1/20	886,871
	Total Corporate Bonds	$166,367,035
Shares		Fair Value
	Preferred Stock —0.4% Financials —0.4%
32,500	Ally Financial, Inc., 7.38%	653,900
	Investment Fund — 1.8%
3,129,652	Invesco Liquid Assets Portfolio**	3,129,652
	Total Investment Securities — 99.7% (Cost $180,408,878)	$170,150,587
	Other Assets in Excess of Liabilities — 0.3%	561,505
	Net Assets — 100.0%	$170,712,092

†  All or a portion of the security is on loan. The total value of the securities on loan as of September 30, 2011, was $2,973,760.

Touchstone High Yield Fund (Continued)

(a)  Variable rate security — the rate reflected is the rate in effect as of September 30, 2011.

**  Represents collateral for securities loaned.

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $62,465,123 or 36.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$166,367,035	$—	$166,367,035
Investment Fund	3,129,652	—	—	3,129,652
Preferred Stock	—	653,900	—	653,900
				$170,150,587

See accompanying notes to portfolios of investments and notes to financial statements.

Portfolio of Investments
Touchstone Institutional Money Market Fund – September 30, 2011

Principal Amount		Fair Value
	Corporate Bonds — 8.4%
$1,000,000	Bank of America Corp., 6.250%, 4/15/12	$1,028,901
1,000,000	Bank of New York Mellon Corp., 6.375%, 4/1/12	1,028,776
1,000,000	Bank of New York Mellon Corp., 5.125%, 11/1/11	1,004,050
500,000	Bear Stearns Cos. LLC, 5.350%, 2/1/12++	507,888
300,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11	300,435
295,000	Caterpillar Financial Services Corp., 5.750%, 2/15/12	300,870
1,000,000	Credit Suisse, 3.450%, 7/2/12	1,021,719
4,695,000	Credit Suisse USA, Inc., 6.125%, 11/15/11	4,727,416
1,700,000	Credit Suisse USA, Inc., 6.500%, 1/15/12	1,728,502
200,000	General Electric Capital Corp., 5.000%, 4/10/12	204,372
250,000	General Electric Capital Corp., 4.375%, 3/3/12	254,027
4,002,000	General Electric Capital Corp., 5.000%, 11/15/11	4,024,378
1,245,000	General Electric Capital Corp., 4.000%, 2/15/12	1,259,712
3,700,000	General Electric Capital Corp., 5.875%, 2/15/12	3,770,441
2,350,000	Mercantile-Safe Deposit & Trust Co., 5.700%, 11/15/11	2,363,753
4,251,000	National Rural Utilities Cooperative Finance Corp. MTN, 7.250%, 3/1/12	4,369,104
3,800,000	Toyota Motor Credit Corp. MTN, 0.290%, 10/1/11	3,800,000
	Total Corporate Bonds	$31,694,344
	Municipal Bonds — 8.5%
2,600,000	AMP-Ohio, Inc. BANS, Ser 2010, 1.50%, 10/27/11	2,600,928
4,400,000	Bristol CT UTGO BANS, Ser 2011, 1.25%, 7/30/12	4,409,926
1,500,000	Butler Co OH BANS (Fiber Optic Imput), 0.90%, 8/2/12	1,500,000
1,700,000	Columbia OH LSD UTGO, Ser 2011, 2.00%, 1/19/12	1,706,336
4,000,000	Franklin Co OH Spl Obl Rev, Ser 2011, 1.10%, 3/9/12	4,003,454
1,500,000	Glastonbury CT UTGO, Ser 2011, 0.85%, 11/14/11	1,500,624
1,400,000	Marshfield WI Electric Rev BANS, Ser 2010, 2.00%, 12/1/11	1,402,791
1,600,000	Mason OH EDR, Ser 2011, 1.75%, 2/1/12	1,602,925
3,100,000	New Bedford MA LTGO BANS, Ser 2011, 1.95%, 2/10/12	3,104,969
1,300,000	OH St Rev (Revitalization), (AMBAC) Ser 2002 A, 5.000%, 10/1/11	1,300,000

Principal Amount		Fair Value
$3,700,000	Ramapo NY GO BANS, Ser 2010, 2.00%, 12/13/11	$3,705,476
2,600,000	Union Twp OH BANS, Ser 2011, 1.13%, 9/12/12	2,611,617
2,500,000	Woodbridge CT UTGO, Ser 2011, 1.00%, 8/24/12	2,505,549
	Total Municipal Bonds	$31,954,595
	U.S. Government Agency Obligations — 15.2%
2,500,000	Overseas Private Investment Corp, 0.08%, 10/7/11	2,500,000
1,734,266	Overseas Private Investment Corp, 0.08%, 10/7/11	1,734,266
2,192,982	Overseas Private Investment Corp, Ser A, 0.08%, 10/7/11	2,192,982
12,000,000	Overseas Private Investment Corp., 0.07%, 10/7/11	12,000,000
5,000,000	Overseas Private Investment Corp., Ser 2, 0.08%, 10/7/11	5,000,000
7,017,544	Overseas Private Investment Corp., Ser A, 0.08%, 10/7/11	7,017,544
8,947,365	Overseas Private Investment Corp., Ser 1, 0.08%, 10/7/11	8,947,365
10,000,000	Overseas Private Investment Corp., 0.09%, 10/7/11	10,000,000
3,000,000	Overseas Private Investment Corp., Ser 4, 0.09%, 10/7/11	3,000,000
4,000,000	Overseas Private Investment Corp., 0.09%, 10/7/11	4,000,000
1,000,000	Overseas Private Investment Corp., 0.47%, 7/31/12	1,000,800
	Total U.S. Government Agency Obligations	$57,392,957
	Commercial Paper — 5.3%
15,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.150%, 10/6/11	14,999,688
5,000,000	York Co SC, Ser OOB2, 0.450%, 12/1/11	5,000,000
	Total Commercial Paper	$19,999,688
	Repurchase Agreement — 4.6%
17,600,000	Bank of Montreal, 0.030%, 10/3/11 Maturity Value: $17,600,044 Collateralized by FHLMC 0.375% due 10/30/13 and GNMA 5.5% due 4/15/33. The aggregate market value of the collateral including accrued interest was $17,952,000.	17,600,000
	Variable Rate Demand Notes — 57.8%
1,935,000	486 Lesser Street LLC, (LOC: Comerica Bank) 0.400%, 10/7/11	1,935,000

Touchstone Institutional Money Market Fund (Continued)

Principal Amount		Fair Value
	Variable Rate Demand Notes — 57.8% (continued)
$138,000	Alameda Co CA IDA Rev (Oakland Pallet Inc), (LOC: Comerica Bank) Ser 2008, Class B, 0.280%, 10/7/11	$138,000
1,200,000	Allen Co OH Hosp Facs Rev, (LOC: JP Morgan Chase Bank) Ser 2008, Class B, 0.130%, 10/1/11	1,200,000
1,120,000	AM Investment Partners LLC, 0.450%, 10/7/11	1,120,000
1,700,000	Auburn ME Rev, (LOC: TD Bank N.A.) Ser 2001, Class J, 0.480%, 10/7/11	1,700,000
1,200,000	Blossom Hill Development Co. Ltd., (LOC: US Bank N.A.) Ser 2001, 0.450%, 10/7/11	1,200,000
1,000,000	Blue Hen Hotel LLC, 0.350%, 10/7/11	1,000,000
700,000	Burgess & Niple Ltd., (LOC: National City Bank) 0.300%, 10/7/11	700,000
785,000	CA Infra & Econ Dev Bk Rev, (LOC: East West Bank) Ser 2010, 0.480%, 10/7/11	785,000
979,200	Campus Research Corp., Ser A, 0.220%, 10/7/11	979,200
4,300,000	Chatom AL IDB Gulf Opp Zone, (SPA: National Rural Utilities Finance) Ser 2008, Class A, 1.000%, 11/15/11	4,300,000
2,525,000	Cincinnati Christ University, (LOC: US Bank N.A.) 0.350%, 10/7/11	2,525,000
200,000	Connelly/Brueshaber Parternship #1, (LOC: US Bank N.A.) Ser 2000, 0.450%, 10/7/11	200,000
2,900,000	Crozer-Keystone Health System, Ser 1996, 0.300%, 10/7/11	2,900,000
4,835,000	Crystal Clinic, (LOC: FHLB) 0.300%, 10/7/11	4,835,000
9,300,000	Cuyahoga Co OH Rev (Cleveland Clinic), (SPA: Wells Fargo Bank N.A.) Ser 2004 B1, 0.120%, 10/1/11	9,300,000
3,135,000	Cuyahoga Co OH Rev (Cleveland Clinic), (SPA: Bank of America N.A.) Ser 2004 B3, 0.130%, 10/1/11	3,135,000
4,600,000	D.G.Y. Real Estate LP, Ser VRDN, 0.350%, 10/30/11	4,600,000
1,000,000	Dayton Wheel Concepts, Inc., (LOC: National City Bank) 0.260%, 10/7/11	1,000,000
1,300,000	Douglas Co GA Dev Auth LLC, (LOC: Wells Fargo Bank N.A.) Ser 2007, Class B, 0.220%, 10/7/11	1,300,000
665,000	Driftwood Landing Corp., Ser 2002, 0.260%, 10/7/11	665,000
5,000,000	East Baton Rouge Parish IDB Rev, Ser 2010 A, Class A, 0.080%, 10/1/11	5,000,000

Principal Amount		Fair Value
$10,000,000	East Baton Rouge Parish LPC Rev, Ser 1993, 0.080%, 10/1/11	$10,000,000
3,845,000	First Church of Christ Christian, Inc., (LOC: FHLB) Ser 06A, 0.450%, 10/7/11	3,845,000
2,545,000	First Church of Christ Christian, Inc., (LOC: FHLB) Ser 06B, 0.450%, 10/7/11	2,545,000
300,000	FL Hsg Fin Corp. (Waterford Pointe), (LOC: FNMA) Ser 2000, Class E, 0.270%, 10/7/11	300,000
1,000,000	French Lick IN EDR, (LOC: National City Bank) Ser 2008, Class A, 0.300%, 10/7/11	1,000,000
3,985,000	Fulton Co Dev Auth. Rev, (LOC: Columbus Bank & Trust) Ser 2005, 0.260%, 10/7/11	3,985,000
3,045,000	Grasshopper Investments LLC, 144A, Ser 2004, 0.450%, 10/7/11	3,045,000
620,000	Green Street Surgery Center LLC, (LOC: National City Bank) Ser 2003, 0.340%, 10/7/11	620,000
860,000	Heart Property LLC Project, 0.300%, 10/7/11	860,000
811,000	Hopewell Development Co., (LOC: National City Bank) 0.300%, 10/7/11	811,000
6,560,000	Iowa Finance Auth. Rev, (LOC: Wells Fargo Bank N.A.) Ser 2010, 0.220%, 10/7/11	6,560,000
4,000,000	Jackson Co MS Port Facs Rev, Ser 1993, 0.100%, 10/1/11	4,000,000
2,800,000	Kamps Capital LLC, 0.220%, 10/7/11	2,800,000
1,625,000	Kenwood Country Club, Ser 2005, 0.380%, 10/7/11*	1,625,000
1,440,000	Kenwood Lincoln-Mercury, (LOC: National City Bank) Ser 2000, 0.260%, 10/7/11	1,440,000
960,000	Labcon NA, Ser 2010, 0.400%, 10/7/11	960,000
1,330,000	Laurel Grocery Co. LLC, (LOC: US Bank N.A.) Ser 2003, 0.450%, 10/7/11	1,330,000
5,685,000	Lee Family Partnership LLC, Ser 2004, 0.320%, 10/7/11	5,685,000
10,930,000	Lexington Financial Services LLC, (LOC: LaSalle Bank N.A.) 0.260%, 10/7/11	10,930,000
5,485,000	Lincoln Co WY Rev, Ser 1984, 0.080%, 10/1/11	5,485,000
4,500,000	Lincoln Co WY Rev, Ser 1987 B, 0.100%, 10/1/11	4,500,000
1,335,000	Long Beach CA Rev, (LOC: Wells Fargo Bank N.A.) Ser 2004, Class A, 0.180%, 10/7/11	1,335,000

Touchstone Institutional Money Market Fund (Continued)

Principal Amount		Fair Value
	Variable Rate Demand Notes — 57.8% (continued)
$4,100,000	Mason City Clinic, (LOC: Wells Fargo Bank N.A.) Ser 1992, 0.310%, 10/7/11	$4,100,000
915,000	Mequon WI IDR (Gateway Plastics), (LOC: Bank One) Ser 2001, Class B, 0.310%, 10/7/11	915,000
6,000,000	MI St Finance Auth. Rev, (LOC: Bank of Montreal) Ser 2010, 0.190%, 10/7/11	6,000,000
2,520,000	Miarko, Inc., (LOC: PNC Bank NA) 0.260%, 10/7/11	2,520,000
3,691,000	Mill Street Village LLC, (LOC: FHLB) 0.350%, 10/7/11	3,691,000
6,750,000	Mountain Agency Inc. (The), (LOC: US Bank N.A.) 0.320%, 10/7/11	6,750,000
3,600,000	MS St Business FIN Comm. Rev, Gulf Oppo, Ser C, 0.100%, 10/1/11	3,600,000
4,160,000	MS St Business FIN Comm. Rev, Gulf Oppo, Ser G, 0.100%, 10/1/11	4,160,000
2,555,000	Neltner Properties LLC, (LOC: US Bank N.A.) Ser 1999, 0.450%, 10/7/11	2,555,000
650,000	New Belgium Brewing Co., Inc., (LOC: Wells Fargo Bank N.A.) Ser 2000, 0.270%, 10/7/11	650,000
1,765,000	Odenton Baptist Church, (LOC: PNC Bank N.A.) 0.410%, 10/7/11	1,765,000
1,810,000	Old Hickory TN AHPC, (LOC: Wachovia Bank N.A.) 0.220%, 10/7/11	1,810,000
4,500,000	Penco Products, Inc., 144A, 0.260%, 10/7/11	4,500,000
200,000	Platte Co MO IDA Rev (Complete Home), (LOC: US Bank N.A.) Ser 2007, Class B, 0.220%, 10/7/11	200,000
1,994,000	Progress Industrial Properties, Inc., (LOC: FHLB) 0.300%, 10/7/11	1,994,000
1,310,000	QC Reprographics, Inc., (LOC: US Bank N.A.) 0.450%, 10/7/11	1,310,000
965,000	Ross Sinclaire Real Estate Trust LLC, Ser 2005, 0.330%, 10/7/11	965,000
2,000,000	Sarasota Co FL Pub Hosp Dist Rev, (LOC: Northern Trust Co) Ser 2008, Class A, 0.120%, 10/1/11	2,000,000
1,345,000	SC Jobs-Econ Dev Auth. Rev, (LOC: FHLB) Ser 2007, Class B, 0.440%, 10/7/11	1,345,000
1,215,000	Secor Realty, Inc., (LOC: National City Bank) 0.260%, 10/7/11	1,215,000

Principal Amount		Fair Value
$2,505,000	Sheboygan Falls WI Indl Rev (HTT Inc), (LOC: US Bank N.A.) Ser 2007, Class B, 0.370%, 10/7/11	$2,505,000
420,000	Simba USA LLC, (LOC: US Bank N.A.) Ser 2003, 0.400%, 10/7/11	420,000
1,710,000	Southwestern IL Dev Auth IDR (Mattingly Lumber), (LOC: FHLB) Ser 2005, Class B, 0.350%, 10/7/11	1,710,000
1,330,000	Springside Corp. Exchange Partners I LLC, (LOC: US Bank N.A.) 0.260%, 10/7/11	1,330,000
1,550,000	St Pauls Episcopal Church of Indianapolis IN, (LOC: JP Morgan Chase Bank) Ser 2008, 0.190%, 10/7/11	1,550,000
2,285,000	SW OH Water Company, (LOC: PNC Bank N.A.) 0.260%, 10/7/11	2,285,000
2,655,000	Team Rahal of Pittsburgh, 144A, (LOC: PNC Bank N.A.) 0.270%, 10/7/11	2,655,000
2,110,000	Tom Richards, Inc., Ser 2001, 0.300%, 10/7/11	2,110,000
12,500,000	TX St Veterans Hsg Assist UTGO, (LOC: Landesbank Hessen-Thuringen) Ser 1994, 0.290%, 10/7/11	12,500,000
1,030,000	WA St Hsg Fin Commn MFH Rev (Brittany Pk), (LIQ - FNMA) Ser 1996, Class B, 0.260%, 10/7/11	1,030,000
8,640,000	Westchester Co NY Healthcare Corp. Rev, (LOC: TD Bank N.A.) Ser 2010, Class D, 0.180%, 10/7/11	8,640,000
755,000	Windsor Med Ctr, Inc., (LOC: FHLB) Ser 1997, 0.300%, 10/7/11	755,000
2,000,000	Wood River WI Indl Dev Rev, (LOC: US Bank N.A.) Ser 2001, Class B, 0.180%, 10/1/11	2,000,000
2,535,000	Yuengling Beer Co., Inc., (LOC: PNC Bank N.A.) Ser 99A, 0.350%, 10/30/11	2,535,000
	Total Variable Rate Demand Notes	218,248,200
	Total Investment Securities — 99.8% (Cost $376,889,784)	$376,889,784
	Other Assets in Excess of Liabilities — 0.2%	681,750
	Net Assets — 100.0%	$377,571,534

Touchstone Institutional Money Market Fund (Continued)

144a – This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities were valued at $10,200,000 or 2.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$218,248,200	$—	$218,248,200
U.S. Government Agency Obligations	—	57,392,957	—	57,392,957
Municipal Bonds	—	31,954,595	—	31,954,595
Corporate Bonds	—	31,694,344	—	31,694,344
Repurchase Agreements	—	17,600,000	—	17,600,000
Commercial Paper	—	19,999,688	—	19,999,688
				$376,889,784

See accompanying notes to portfolios of investments and notes to financial statements.

Portfolio of Investments
Touchstone Money Market Fund – September 30, 2011

Principal Amount		Fair Value
	Corporate Bonds — 8.9%
$800,000	Bank of America Corp., 6.250%, 4/15/12	$823,121
250,000	Bank of New York Mellon Corp., 6.375%, 4/1/12	257,194
200,000	Bank of New York Mellon Corp., 5.125%, 11/1/11	200,778
500,000	Bear Stearns Cos. LLC (The), 5.350%, 2/1/12++	507,773
1,065,000	Bear Stearns Cos. LLC (The), 6.950%, 8/10/12++	1,121,590
100,000	Caterpillar Financial Services Corp., 4.700%, 3/15/12	101,897
150,000	Caterpillar Financial Services Corp., 5.125%, 10/12/11	150,218
517,000	Caterpillar Financial Services Corp., 5.750%, 2/15/12	527,274
1,625,000	CMW Real Estate LLC, Ser 2000, 0.350%, 10/7/11	1,625,000
1,000,000	Credit Suisse, 3.450%, 7/2/12	1,021,718
1,290,000	Credit Suisse USA, Inc., 6.500%, 1/15/12	1,311,727
100,000	General Electric Capital Corp., 5.250%, 10/19/12	104,378
105,000	General Electric Capital Corp., 4.150%, 5/15/12	106,941
300,000	General Electric Capital Corp., 5.500%, 11/15/11	300,000
100,000	General Electric Capital Corp., 4.250%, 6/15/12	102,477
250,000	General Electric Capital Corp., 4.375%, 11/21/11	251,326
930,000	General Electric Capital Corp., 4.375%, 3/3/12	944,441
2,500,000	General Electric Capital Corp., 5.000%, 11/15/11	2,514,125
2,600,000	General Electric Capital Corp., 5.875%, 2/15/12	2,649,499
422,000	JP Morgan Chase & Co., 5.375%, 10/1/12	441,150
146,000	JPMorgan Chase & Co., 4.500%, 1/15/12	147,606
1,200,000	Mercantile-Safe Deposit & Trust Co., 5.700%, 11/15/11	1,206,828
120,000	National Rural Utilities Cooperative Finance Corp., 2.625%, 9/16/12	121,924
146,000	National Rural Utilities Cooperative Finance Corp., 4.250%, 10/15/11	146,194
2,275,000	National Rural Utilities Cooperative Finance Corp. MTN, 7.250%, 3/1/12	2,338,116
2,800,000	Toyota Motor Credit Corp. MTN, 0.290%, 10/1/11	2,800,000
	Total Corporate Bonds	$21,823,295
	Municipal Bonds — 9.5%
2,500,000	AMP OH, Inc. BANS, Ser 2010, 1.50%, 10/27/11	2,500,893

Principal Amount		Fair Value
$2,400,000	Bristol CT UTGO BANS, Ser 2011, 1.25%, 7/30/12	$2,405,414
815,000	Butler Co OH BANS (Fiber Optic Imput), 0.90%, 8/2/12	815,000
1,000,000	Columbia OH LSD UTGO, Ser 2011, 2.00%, 1/19/12	1,003,727
750,000	Deerfield Twp OH GO, Ser 2010, 1.63%, 11/8/11	750,367
2,500,000	Franklin Co OH Spl Obl Rev, Ser 2011, 1.10%, 3/9/12	2,502,159
1,000,000	Glastonbury CT UTGO, Ser 2011, 0.85%, 11/14/11	1,000,416
690,000	Loveland OH LTGO BANS, Ser 2011, 2.75%, 2/16/12	693,212
1,300,000	Marshfield WI Electric Rev BANS, Ser 2010, 2.00%, 12/1/11	1,302,591
1,100,000	Mason OH EDR, Ser 2011, 1.75%, 2/1/12	1,102,011
2,200,000	New Bedford MA LTGO BANS, Ser 2011, 1.95%, 2/10/12	2,203,526
3,100,000	Ramapo NY GO BANS, Ser 2010, 2.00%, 12/13/11	3,104,588
1,650,000	Union Twp OH BANS, Ser 2011, 1.13%, 9/12/12	1,657,373
630,000	University of AR GO Rev, Ser 2010 B, Class B, 1.20%, 12/1/11	630,000
1,800,000	Woodbridge CT UTGO, Ser 2011, 1.00%, 8/24/12	1,803,995
	Total Municipal Bonds	$23,475,272
	U.S. Government Agency Obligations — 13.1%
839,161	Overseas Private Investment Corp, 0.08%, 10/7/11	839,161
4,779,310	Overseas Private Investment Corp., Ser B, 0.08%, 10/7/11	4,779,310
3,793,102	Overseas Private Investment Corp., Ser B, 0.08%, 10/7/11	3,793,102
4,359,828	Overseas Private Investment Corp., 0.08%, 10/7/11	4,359,828
2,500,000	Overseas Private Investment Corp., Ser 4, 0.09%, 10/7/11	2,500,000
5,000,000	Overseas Private Investment Corp., Ser 3, 0.09%, 10/7/11	5,000,000
10,000,000	Overseas Private Investment Corp., 0.09%, 10/7/11*	10,000,000
1,000,000	Overseas Private Investment Corp., 0.47%, 7/31/12	1,000,800
	Total U.S. Government Agency Obligations	$32,272,201
	Certificate of Deposit — 0.3%
800,000	Bank of Nova Scotia/Houston, 0.581%, 12/5/11	800,362

Touchstone Money Market Fund (Continued)

Principal Amount		Fair Value
	Commercial Paper — 4.1%
$8,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.150%, 10/6/11	$7,999,833
2,000,000	York Co SC, Ser OOB2, 0.450%, 12/1/11	2,000,000
	Total Commercial Paper	$9,999,833
	Repurchase Agreement — 1.9%
4,800,000	Bank of Montreal, 0.030%, 10/3/11 Maturity Value: $4,800,012 Collateralized by GNMA, 4.500%, due 3/20/41. The aggregate market value of the collateral including accrued interest was $4,896,001.	4,800,000
	Variable Rate Demand Notes — 62.1%
880,000	Alameda Co CA IDA Rev (Golden West Paper), (LOC: Comerica Bank) Ser 2008, 0.280%, 10/7/11	880,000
2,215,000	Allen Co OH Hosp Facs Rev, (LOC: JP Morgan Chase Bank) Ser 2008, Class B, 0.130%, 10/1/11	2,215,000
3,800,000	Allen Co OH Hosp Facs Rev, (LOC: Bank of Nova Scotia) Ser 2010, Class C, 0.090%, 10/1/11	3,800,000
6,705,000	Alprion LLC, Ser 2004, 0.220%, 10/7/11	6,705,000
5,330,000	Anchor Holdings II LLC, Ser 2001, 0.450%, 10/7/11	5,330,000
2,200,000	Andrew W Mellon Foundation NY, Ser 2008, 0.200%, 10/7/11	2,200,000
755,000	Bank of KY Bldg LLC, Ser 1999, 0.450%, 10/7/11	755,000
1,100,000	Bayloff Properties LLC, (LOC: National City Bank) Ser 1998, Class A, 0.300%, 10/7/11	1,100,000
300,000	Berks Co PA IDA Rev (Lebanon Valley Mall), (LOC: Wachovia Bank N.A.) Ser 1996, Class B, 0.270%, 10/7/11	300,000
730,000	CA Infra & Econ Dev Bk IDR (Studio Moulding), (LOC: Comerica Bank) Ser 2001, Class B, 0.580%, 10/7/11	730,000
845,000	CA Infra & Econ Dev Bk Rev, (LOC: Comerica Bank) Ser 2007, Class B, 0.580%, 10/7/11	845,000
4,632,100	Campus Research Corp., (LOC: Wells Fargo Bank N.A.) Ser A, 0.220%, 10/7/11	4,632,100
340,000	Century Motors Acura (Elizabeth Connelley Trust), (LOC: US Bank N.A.) Ser 00-1, 0.450%, 10/7/11	340,000

Principal Amount		Fair Value
$4,200,000	Chatom AL IDB Gulf Opp Zone, (SPA: National Rural Utilities Finance) Ser 2008, Class A, 1.000%, 11/15/11	$4,200,000
4,500,000	City of Baton Rouge / Parish of East Baton Rouge LA Rev, Ser 1993, 0.080%, 10/1/11	4,500,000
95,000	CO HFA Mfg Rev (Ready Foods), (LOC: US Bank N.A.) Ser 2007, Class B-2, 0.600%, 10/7/11	95,000
360,000	Connelly & Brueshaber Partnership #1, (LOC: US Bank N.A.) Ser 2000, 0.450%, 10/7/11	360,000
2,005,000	Corporate Finance Managers, Inc., (LOC: Wells Fargo Bank N.A.) 0.220%, 10/7/11	2,005,000
2,480,000	Cuyahoga Co OH Rev (Cleveland Clinic), Ser 2004 B1, 0.120%, 10/1/11	2,480,000
300,000	Cuyahoga Co OH Rev (Cleveland Clinic), (SPA: Bank of America N.A.) Ser 2004 B3, 0.130%, 10/1/11	300,000
2,565,000	D & I Properties LLC, (LOC: Wells Fargo Bank N.A.) Ser 2004, 0.280%, 10/7/11	2,565,000
1,905,000	Diaz-Upton LLC, (LOC: State Street Bank) 0.270%, 10/7/11	1,905,000
965,000	Dick Masheter Ford, Inc., Ser 2003, 0.300%, 10/7/11	965,000
1,670,000	District of Columbia Rev (Pew Charitable), (LOC: PNC Bank N.A.) Ser 2008, Class B, 0.190%, 10/7/11	1,670,000
2,275,000	Driftwood Landing Corp., (LOC: National City Bank) Ser 2002, 0.260%, 10/7/11	2,275,000
200,000	Dublin Building LLC, (LOC: National City Bank) Ser 1997, 0.300%, 10/7/11	200,000
6,000,000	East Baton Rouge Parish IDB Rev, Ser 2010 A, Class A, 0.080%, 10/1/11	6,000,000
499,000	Fitch Denny Funeral Home, Inc., (LOC: FHLB) 0.350%, 10/7/11	499,000
45,000	FL St Hsg Fin Corp. MFH (Avalon Reserve), (LOC: FNMA) Ser 2003, 0.270%, 10/7/11	45,000
65,000	FL St Hsg Fin Corp. Rev (Valencia), (LOC: FNMA) Ser 1999 G-2, Class G, 0.400%, 10/7/11	65,000
5,500,000	Flamingo Enterprises, Inc., 0.340%, 10/7/11	5,500,000
2,375,000	Galloway Co., 0.380%, 10/7/11	2,375,000

Touchstone Money Market Fund (Continued)

Principal Amount		Fair Value
	Variable Rate Demand Notes — 62.1% (continued)
$130,000	Halton Group Americas, Inc., (LOC: US Bank N.A.) Ser 2007, 0.340%, 10/7/11	$130,000
315,000	IA Finance Auth. Rev (Point Cedar), (LOC — BMO Harris Bank N.A.), Ser 2006, Class B, 0.620%, 10/7/11	315,000
3,600,000	Jackson Co MS Port Facs Rev, Ser 1993, 0.100%, 10/1/11	3,600,000
3,950,000	Jeff Wyler Automotive Family, Inc., 0.450%, 10/7/11	3,950,000
610,000	JL Capital One LLC, LOC: Wells Fargo Bank N.A.) Ser 2002, 0.270%, 10/7/11	610,000
6,270,000	Kamps Capital LLC, 0.220%, 10/7/11	6,270,000
1,250,000	KS St Dev Fin Auth Rev, (LOC: FHLB) Ser 2002, Class O, 0.220%, 10/7/11	1,250,000
305,000	La Crosse WI IDR (GGP, Inc.), (LOC: Wells Fargo Bank N.A.) Ser 2007, Class B, 0.270%, 10/7/11	305,000
960,000	Labcon North America, Ser 2010, 0.400%, 10/7/11	960,000
375,000	Lakeshore Crossing Apartments Ltd., 1.250%, 10/7/11	375,000
1,690,000	Livingston Co NY IDA Civic Facs Rev, (LOC: HSBC) Ser 2007, Class B, 0.330%, 10/7/11	1,690,000
3,540,000	Lowell Family LLC, (LOC: LaSalle Bank N.A.) 0.378%, 10/7/11	3,540,000
3,395,000	M&P Richfield LLC, 0.260%, 10/7/11	3,395,000
800,000	Mason City Clinic PC, (LOC: Wells Fargo Bank N.A.) Ser 1992, 0.310%, 10/7/11	800,000
370,000	MBE Investment Co. LLC, (LOC: FHLB) Ser 2000, Class A, 0.450%, 10/7/11	370,000
850,000	MBE Investment Co. LLC, Ser 2001-A, Class A, 0.450%, 10/7/11	850,000
850,000	Mequon WI IDR (Gateway Plastics), (LOC: Bank One) Ser 2001, Class B, 0.310%, 10/7/11	850,000
2,655,000	Metropolitan Govt Nashville & Davidson TN, (LOC: FHLB) Ser 2006, Class B, 0.240%, 10/7/11	2,655,000
950,000	MI St Hsg Dev Auth Multi-Family Rev (Canterbury Apts), (LOC: FHLB) Ser 2003, Class B, 0.230%, 10/7/11	950,000
4,630,000	MI St Strategic Fd Ltd Oblig Rev, (LOC: JP Morgan Chase Bank) Ser 2004 B, Class B, 0.480%, 10/7/11	4,630,000
1,910,000	Mill Street Village LLC, (LOC: FHLB) 0.350%, 10/7/11	1,910,000
5,000,000	MS Business Fin Corp Rev, Ser 2007 A, Class A, 0.100%, 10/1/11	5,000,000

Principal Amount		Fair Value
$2,300,000	MS Business Fin Corp. Rev, Ser 2009 G, Class G, 0.100%, 10/1/11	$2,300,000
670,000	Montgomery Co NY IDA Rev (CNB Fin Corp), (LOC: FHLB) Ser 1996, Class A, 0.900%, 10/7/11	670,000
550,000	Mount Carmel East Professional Office Bldg III LP, Ser 94B, 0.340%, 10/7/11	550,000
270,000	New York NY IDA Civic Facs Rev, (LOC: HSBC) Ser 2006, Class B, 1.410%, 10/7/11	270,000
280,000	New York NY IDA Civic Facs Rev, (LOC: JP Morgan Chase Bank) Ser 2004, Class B, 0.530%, 10/7/11	280,000
900,000	OH St Hsg Edl Facs Rev, (LOC — U.S. Bank NA) Ser 2008, Class B-2, 0.110%, 10/1/11	900,000
5,360,000	OSF Finance Company LLC, (LOC: National City Bank) 0.220%, 10/7/11	5,360,000
800,000	Pittsburgh Technical Institute, (LOC: Wells Fargo Bank N.A.) Ser 1999, 0.220%, 10/7/11	800,000
1,190,000	Plymouth WI IDR Rev (Plastic Prods, Inc.), (LOC: FHLB) Ser 1998, 0.250%, 10/7/11	1,190,000
1,351,000	Progress Industrial Properties, Inc., (LOC: FHLB) 0.300%, 10/7/11	1,351,000
500,000	Rise, Inc., (LOC: Wells Fargo Bank N.A.) Ser 2002, 0.270%, 10/7/11	500,000
3,255,000	Sarasota Co FL Pub Hosp Dist Rev, (LOC: Northern Trust Co) Ser 2008, Class A, 0.120%, 10/1/11	3,255,000
2,105,000	St James Properties Ltd., (LOC: FHLB) Ser 2004, 0.450%, 10/7/11	2,105,000
765,000	Stonehedge Enterprises, Inc., (LOC: FHLB) 0.370%, 10/7/11	765,000
1,530,000	Tennis for Charity, Inc. Rev, (LOC: JP Morgan Chase Bank) Ser 2004, 0.180%, 10/7/11	1,530,000
100,000	Terre Haute IN Intl Arprt Auth Rev (Tri Aerospace), (LOC: Northern Trust Co) Ser 2001, Class T, 1.220%, 10/7/11	100,000
370,000	VT Edl & Hlth Bldgs Fin Agy Rev, (LOC: TD Bank N.A.) Ser 2007, Class A, 0.150%, 10/1/11	370,000
1,980,000	VT St Edl & Hlth Bldgs Fin Agy Rev, (LOC: TD Bank N.A.) Ser 2008, Class A, 0.150%, 10/1/11	1,980,000
630,000	WA St Hsg Fin MFH Rev (Brittany Park), (LOC: FNMA) Ser 1998, Class B, 0.180%, 10/7/11	630,000

Touchstone Money Market Fund (Continued)

Principal Amount		Fair Value
	Variable Rate Demand Notes — 62.1% (continued)
$1,270,000	WA St Hsg Fin MFH Rev (Vintage), (LOC: FNMA) Ser 2003 B, Class B, 0.180%, 10/7/11	$1,270,000
805,000	WA St Hsg Fin MFH Rev, (LIQ — FNMA) Ser 2002, Class B, 0.23%, 10/7/11	805,000
372,000	WAI Enterprises LLC, (LOC: FHLB) Ser 2004, 0.450%, 10/7/11	372,000
60,000	Washington MO IDA Indl Rev, (LOC: US Bank N.A.) Ser 2006, 0.220%, 10/7/11	60,000
7,500,000	Westchester Co NY Healthcare Corp. Rev, (LOC: TD Bank N.A.) Ser 2010, Class D, 0.180%, 10/7/11	7,500,000
500,000	Westgate Investment Fund, (LOC: Wells Fargo Bank N.A.) Ser 2005, 0.220%, 10/7/11	500,000
425,000	Windsor Med Ctr, Inc., (LOC: FHLB) Ser 1997, 0.300%, 10/7/11	425,000
2,030,000	Yankee Hill Housing LP, (LOC: Wells Fargo Bank N.A.) Ser 2005, 0.270%, 10/7/11	2,030,000
1,070,000	Yellowwood Acres, Inc., 0.460%, 10/7/11	1,070,000
1,490,000	Yuengling Beer Co., Inc., (LOC: PNC Bank N.A.) Ser 99A, 0.350%, 10/30/11	1,490,000
	Total Variable Rate Demand Notes	152,669,100
	Total Investment Securities — 99.9% (Cost $245,840,063)	$245,840,063
	Other Assets in Excess of Liabilities — 0.1%	134,750
	Net Assets — 100.0%	$245,974,813

++  The issuers and/or sponsors of certain asset-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$152,669,100	$—	$152,669,100
U.S. Government Agency Obligations	—	32,272,201	—	32,272,201
Municipal Bonds	—	23,475,272	—	23,475,272
Corporate Bonds	—	21,823,295	—	21,823,295
Commercial Paper	—	9,999,833	—	9,999,833
Repurchase Agreements	—	4,800,000	—	4,800,000
Certificates of Deposit	—	800,362	—	800,362
				$245,840,063

See accompanying notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments

September 30, 2011

Variable Rate Demand Notes

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity dates shown in the Portfolios of Investments represent the next scheduled reset dates. The interest rates shown in the Portfolios of Investments represent the effective rates as of the report date.

Portfolio Abbreviations:

AHPC – American Housing Preservation Corporation

AMBAC – American Municipal Bond Assurance Corporation

BANS – Bond Anticipation Notes

EDR – Economic Development Revenue

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority

IDB – Industrial Development Bond

IDR – Industrial Development Revenue

LIQ – Liquidity

LLC – Limited Liability Company

LOC – Line of Credit

LSD – Local School District

LTGO – Limited Tax General Obligation

MFH – Multi-Family Housing

MTN – Medium Term Note

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SPA – Stand-by Purchase Agreement

UTGO – Unlimited Tax General Obligation

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, and Touchstone Money Market Fund (the "Funds") as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
November 28, 2011

Other Items (Unaudited)

Proxy Voting

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 through September 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2011" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Other Items (Continued)

	Net Expense Ratio Annualized September 30, 2011	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Six Months Ended September 30, 2011*
Touchstone Core Bond Fund
Class A Actual	0.90%	$1,000.00	$1,044.10	$4.61
Class A Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Class C Actual	1.65%	$1,000.00	$1,040.00	$8.44
Class C Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34
Touchstone High Yield Fund
Class A Actual	1.05%	$1,000.00	$957.00	$5.15
Class A Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32
Class C Actual	1.80%	$1,000.00	$953.40	$8.81
Class C Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10
Class Y Actual	0.80%	$1,000.00	$957.90	$3.93
Class Y Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05
Touchstone Institutional Money Market Fund
Class A Actual	0.20%	$1,000.00	$1,000.70	$1.00
Class A Hypothetical	0.20%	$1,000.00	$1,024.07	$1.01
Touchstone Money Market Fund
Class A Actual	0.37%	$1,000.00	$1,000.10	$1.86
Class A Hypothetical	0.37%	$1,000.00	$1,023.21	$1.88
Class S Actual	0.37%	$1,000.00	$1,000.10	$1.86
Class S Hypothetical	0.37%	$1,000.00	$1,023.21	$1.88

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or 366]] (to reflect one-half year period).

Management of the Trust (Unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Jill T. McGruder[1] Touchstone Advisors, Inc 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	43	Director of LaRosa's (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company), Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust's distributor), Touchstone Advisors (the Trust's investment advisor and administrator) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	43	Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994-2008.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	Principal of HJL Enterprises (a privately held investment company).	43	None

Management of the Trust (Continued)

Independent Trustees (Continued):

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held[4]
Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002-2008.	43	None

John P. Zanotti c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1948	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2002	CEO, Chairman and Director of Avaton, Inc. (a wireless entertainment company) until 2006. President of Cincinnati Biomedical (a life science and economic development company) from 2003-2007. Chairman of Integrated Media Technologies (a media company)	43	Director of Q Med (a health care management company) from 2004-2007.

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2009	Trustee of Episcopal Retirement Homes Foundation	43	Trustee of Gateway Trust from 2006-2008, Trustee of Cincinnati Parks Foundation (a charitable organization).

1  Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 20 series of Touchstone Funds Group Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

4  Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

Management of the Trust (Continued)

Principal Officers1:

Name Address Age	Position(s) Held with Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[3]	Other Directorships Held
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.	43	See biography above.

Brian E. Hirsch Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Vice President	Until resignation, removal or disqualification Vice President since 2003	Senior Vice President of Compliance and Fund Administration of IFS Financial Services, Inc.	43	None

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008; Executive Vice President of Pioneer Investment Management, Chief Marketing Officer 2002-2007.	43	None

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Vice President of Investment Research; Principal of Klein Decisions	43	None

Joseph Melcher Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1973	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2010	Vice President of Compliance of IFS Financial Services (a holding company); Assistant Vice President of Compliance of IFS Financial Services 2005-2010.	43	None

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Chief Financial Officer and Senior Vice President of IFS Financial Services, Inc.	43	None

Jay S. Fitton JPMorgan. 303 Broadway Cincinnati, OH Year of Birth: 1970	Secretary	Until resignation, removal or disqualification Secretary since 2006. Assistant Secretary from 2002-2006	Assistant Vice President and Senior Counsel at JPMorgan Chase Bank, N.A.	43	None

1  Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

2  Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

3  The Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 20 series of Touchstone Funds Group Trust, 4 series of Touchstone Strategic Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•  We collect only the information we need to service your account and administer our business.

•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•  We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•  We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

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303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203
800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

JPMorgan Chase Bank, N.A.

P.O. Box 5354

Cincinnati, Ohio 45201-5354

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-55-TINT-AR-1110

Item 2.  Code of Ethics.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled approximately $56,400 for the September 30, 2011 fiscal year and approximately $56,400 for the September 30, 2010 fiscal year, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $0 for the September 30, 2011 fiscal year and $0 for the September 30, 2010 fiscal year.

(c) Tax Fees. Tax fees totaled approximately $21,200 for the September 30, 2011 fiscal year and $21,200 for the September 30, 2010 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2011 or September 30, 2010 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were not subject to pre-approval by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $21,200 for the fiscal year ended September 30, 2011 and $21,200 for the fiscal year ended September 30, 2010.

(h) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)          The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

(b)         Not Applicable.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Item 11. Controls and Procedures.

(a)                                  Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                    The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant’s N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2)                    Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b)                                 Certification required by Item 11(b) of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Investment Trust

By (Signature and Title)

/s/ Jill T. McGruder

Jill T. McGruder

President

Date:  December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder

Jill T. McGruder

President

Date:  December 9, 2011

/s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft

Controller & Treasurer

Date:  December 9, 2011